Exhibit 99.2

ING U.S. Quarterly Investor Supplement

March 31, 2013

ING U.S. Table of Contents

Page

Consolidated

Explanatory Note on Non-GAAP Financial Information 3-4

Organizational Chart 5

Key Metrics 6

Return on Capital 7

Baseline Operating Earnings Before Interest, After Income Taxes 8

Consolidated Balance Sheet 9

Consolidated Statement of Operations 10

Ongoing Business Sources of Operating Earnings 11

Consolidated Earnings Before Income Taxes 12

Operating Earnings by Segment 13

Operating Revenues and Operating Earnings by Segment 14

Baseline Operating Earnings by Segment 15

DAC/VOBA Rollforward 16

Capital Structure 17

AUM/AUA 18

Retirement

Sources of Operating Earnings 20

Operating Earnings 21

Account Value 22

Account Value Rollforward 23

Annuity

Sources of Operating Earnings 25

Operating Earnings 26

Annuities Other Metrics 27

AUM Rollforward 28

Investment Management

Sources of Operating Earnings 30

Operating Earnings 31

Key Metrics 32

Account Value Rollforward by Source 33

Account Value by Asset Type 34

Individual Life

Sources of Operating Earnings 36

Operating Earnings 37

Key Metrics 38

Employee Benefits

Sources of Operating Earnings 40

Operating Earnings 41

Key Metrics 42

Corporate

Operating Income (Loss) 44

Closed Blocks

Operating Earnings 46

Variable Annuity Income (Loss) Before Taxes 47

Variable Annuity and Death Benefits 48

Account Value and Other Metrics 49

General Account

Portfolio Composition 51

Portfolio Results 52

Alternative Investment Income 53

Unrealized Gains (Losses) 54

Asset Backed Securities 55

RMBS Securities Summary 56

CMBS and Other Asset-Backed Securities Summary 57

Mortgage Loans on Real Estate 58

US and Foreign Corporate Securities 59

Exposure to European Debt- Fixed Maturities and Equity Securities 60

Additional Information

Adjustments to Operating Earnings by Segment 62

Average Capital and Financial Leverage 63

Operating Revenue by Segment 64

Ongoing Business Non-GAAP to GAAP Reconciliation 65-67

Fixed Maturity Securities—Hannover Life Re Modco Reinsurance 68

Financial Ratings 69

ING U.S.

ING U.S

Explanatory Note on Non-GAAP Financial Information

Operating earnings before income taxes is an internal measure we use to evaluate segment performance. Operating earnings before income taxes does not replace net income (loss) as the GAAP measure of the consolidated results of operations and consists of operating revenues less operating benefits and expenses. Each segment_s operating earnings before income taxes is calculated by adjusting income (loss) before income taxes for the following items: “ Net investment gains (losses), net of related amortization of DAC, VOBA, sales inducements and unearned revenue. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the fair value option (_FVO_) unrelated to the implied loan-backed security income recognition for certain mortgage -backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest; “ Net guaranteed benefit hedging gains (losses), which include changes in the fair value of derivatives related to guaranteed benefits, net of related reserve increases (decreases) and net of related amortization of DAC, VOBA and sales inducements, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. All other derivative and reserve changes related to guaranteed benefits are excluded from operating results, including the impacts related to changes in our nonperformance spread;

“ Income (loss) related to business exited through reinsurance or divestment;

“ Income (loss) attributable to noncontrolling interests;

“ Income (loss) related to early extinguishment of debt;

“ Impairment of goodwill, value of management contract rights and value of customer relationships acquired;

“ Immediate recognition of net actuarial gains (losses) related to our pension and other post-employment benefit obligations and gains (losses)from plan amendments and curtailments; and “ Other items, including restructuring expenses (severance, lease write-offs, etc.), integration expenses related to our acquisition of CitiStreet and certain third-party expenses related to the anticipated divestment of the Company by ING Group.

ING U.S.

ING U.S

Explanatory Note on Non-GAAP Financial Information

Operating revenues also excludes the revenues of our Closed Block Variable Annuity segment, since this segment is managed to focus on protecting regulatory and rating agency capital rather than achieving operating metrics. When we present the adjustments to Total revenues on a consolidated basis, each adjustment excludes the relative portions attributable to our Closed Block Variable Annuity segment.

The most directly comparable GAAP measure to operating revenues is total revenues. For a reconciliation of operating revenue to total revenues, please refer to the “Operating Revenues by Segment” page in this document.

We analyze our Ongoing Business performance based on the sources of earnings. We believe this supplemental information is useful in order to gain a better understanding of our operating earnings (loss) before income taxes for the following reasons: (1) we analyze our business using this information and (2) this presentation can be helpful for investors to understand the main drivers of operating earnings (loss) before income taxes of our ongoing businesses. The sources of earnings are defined as such:

“ Investment spread and other investment income consists of net investment income and net realized investment gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves.

“ Revenues related to businesses exited through reinsurance or divestment;

“ Revenues attributable to noncontrolling interests;

“ Other adjustments to operating revenues primarily reflect fee income earned by our broker dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments_ operating revenues.

“ Fee based margin consists primarily of fees earned on AUM, AUA, and transaction based recordkeeping fees.

“ Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, and surrender results, contractual charges for universal life and annuity contracts, the change in the unearned revenue reserve for universal life contracts, and that portion of traditional life insurance premiums intended to cover expenses and profits. Certain contract charges for universal life insurance are not recognized in income immediately, but are deferred as unearned revenues and are amortized into income in a manner similar to the amortization of DAC.

“ Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses and fees on letters of credit.

“ Trail commissions are commissions paid that are not deferred and thus recorded directly to expense.

“ For a detail explanation of DAC/VOBA and other intangibles amortization/unlocking see _Unlocking of DAC/VOBA and other Contract Owner/Policyholder Intangibles_ in our SEC filings.

ING U.S. Page 4 of 69

ING U.S. Page 5 of 69

ING U.S.
Key Metrics

(in millions USD, except for per share data)	Three Months Ended 3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	Year-to-Date 3/31/13	3/31/12
Operating earnings before income taxes - Ongoing Business	285.4	228.9	306.4	191.7	263.8	285.4	263.8
Operating earnings before income taxes - ING U.S.	256.7	209.1	270.6	198.8	239.8	256.7	239.8
Net income (loss)	(225.5)	(106.9)	386.8	852.1	(520.8)	(225.5)	(520.8)
Net income (loss) attributable to noncontrolling interest	(13.5)	(84.2)	20.3	217.7	(15.6)	(13.5)	(15.6)
Net income (loss) available to ING U.S. Inc.'s common shareholder	(212.0)	(22.7)	366.5	634.4	(505.2)	(212.0)	(505.2)
Ongoing Business operating return on equity [1]	9.5%	N/A	N/A	N/A	N/A	9.5%	N/A
Debt to Capital (Excluding AOCI)	27.2%	27.3%	27.6%	28.6%	30.4%	27.2%	30.4%
Per Share Data:							
Operating earnings per share	0.73	0.59	0.76	0.56	0.68	0.73	0.68
Net income (loss) per share	(0.92)	(0.10)	1.59	2.76	(2.20)	(0.92)	(2.20)
Total ING U.S. Inc. Shareholder's Equity - Excluding AOCI	9,938.3	10,164.2	10,209.0	9,820.3	9,242.9	9,938.3	9,242.9
Book value per share (Excluding AOCI)	43.21	44.19	44.39	42.70	40.19	43.21	40.19
Diluted weighted average shares outstanding (in millions)	230.0	230.0	230.0	230.0	230.0	230.0	230.0

[1] Assumes debt-to-capital ratio of approximately 25% in each year and a weighted average pre-tax interest rate of approximately 5.5% on financial leverage

Page 6 of 69

ING U.S.
Return on Capital

(in millions USD, unless otherwise indicated)	Three Months Ended March 31, 2013								
	Retirement Solutions		Investment Management	Insurance Solutions		Ongoing Business	Closed Block Variable Annuity	Corporate and Other Closed Blocks	Consolidated
	Retirement	Annuities		Individual Life	Employee Benefits				
Beginning Capital [1]	3,822	1,810	303	2,760	362	9,057	5,066	(150)	13,973
Ending Capital	3,831	1,758	295	2,764	364	9,012	4,589	45	13,646
Average Capital [2]	3,827	1,784	299	2,762	363	9,035	4,828	(54)	13,809
Adjusted operating earnings before interest and after income taxes	87.6	30.7	19.6	34.8	8.1	180.8	-	8.6	189.4
Operating Return on Capital	**9.2%**	**6.9%**	**26.2%**	**5.0%**	**8.9%**	**8.0%**	**-**	**NM**	**5.5%**
Ongoing Business Operating Return on Equity [3]						**9.5%**			

(in millions USD, unless otherwise indicated)	Year Ended December 31, 2012								
	Retirement Solutions		Investment Management	Insurance Solutions		Ongoing Business	Closed Block Variable Annuity	Corporate and Other Closed Blocks	Consolidated
	Retirement	Annuities		Individual Life	Employee Benefits				
Beginning Capital	4,333	2,471	275	2,545	413	10,037	3,452	311	13,800
Ending Capital	4,284	1,949	303	2,858	429	9,823	3,262	888	13,973
Average Capital [2]	4,308	2,210	289	2,702	421	9,930	3,357	599	13,886
Adjusted operating earnings before interest and after income taxes	308.1	129.7	86.0	115.7	71.0	710.5	-	39.6	750.1
Operating Return on Capital	**7.2%**	**5.9%**	**29.8%**	**4.3%**	**16.9%**	**7.2%**	**-**	**6.6%**	**5.4%**
Ongoing Business Operating Return on Equity [3]						**8.3%**			

(1) The 1/1/13 beginning capital does not agree to the 12/31/12 ending capital at the segment level due to certain reallocations of capital, primarily due to recapitalization activity (completed and anticipated).

(2) Total Company average capital is allocated to each of our segments in proportion to each segment's target statutory capital, plus an allocation of the differences between statutory capital and total ING U.S., Inc. shareholder's equity on a GAAP basis (excluding AOCI), based on each segment's portion of these differences. Statutory surplus in excess of target statutory capital and certain corporate assets and liabilities, such as certain deferred tax assets and liabilities for unfunded pension plans, are allocated to the Corporate segment.

(3) Assumes debt-to-capital ratio of approximately 25% in each year and a weighted average pre-tax interest rate of approximately 5.5% on financial leverage.

Page 7 of 69

ING U.S.
Adjusted Operating Earnings Before Interest, After Income Taxes

Three Months Ended March 31, 2013

(in millions USD, unless otherwise indicated)	Retirement Solutions: Retirement	Retirement Solutions: Annuities	Investment Management	Insurance Solutions: Individual Life	Insurance Solutions: Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate and Other Closed Blocks	Consolidated
Operating earnings before income taxes	137.8	54.3	30.1	50.8	12.4	285.4	-	(28.7)	256.7
Less:									
Interest expense	-	-	-	-	-	-	-	(41.9)	(41.9)
DAC/VOBA and other intangibles unlocking	3.0	7.0	-	(2.7)	-	7.3	-	-	7.3
Adjusted operating earnings before interest	**134.8**	**47.3**	**30.1**	**53.5**	**12.4**	**278.1**	**-**	**13.2**	**291.3**
Income tax expense [2]	47.2	16.6	10.5	18.7	4.3	97.3	-	4.6	101.9
Adjusted operating earnings before interest and after income taxes	**87.6**	**30.7**	**19.6**	**34.8**	**8.1**	**180.8**	**-**	**8.6**	**189.4**

Year Ended December 31, 2012

(in millions USD, unless otherwise indicated)	Retirement Solutions: Retirement	Retirement Solutions: Annuities	Investment Management	Insurance Solutions: Individual Life	Insurance Solutions: Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate and Other Closed Blocks	Consolidated
Operating earnings before income taxes	448.6	102.2	134.5	196.2	109.4	990.9	-	(72.6)	918.3
Less:									
Interest expense	-	-	-	-	-	-	-	(127.8)	(127.8)
DAC/VOBA and other intangibles unlocking	5.8	(86.2)	-	3.4	-	(77.0)	-	-	(77.0)
Impact of investment portfolio restructuring [1]	(31.2)	(11.2)	2.2	14.8	0.1	(25.3)	-	(5.8)	(31.1)
Adjusted operating earnings before interest	**474.0**	**199.6**	**132.3**	**178.0**	**109.3**	**1,093.2**	**-**	**61.0**	**1,154.2**
Income tax expense [2]	165.9	69.9	46.3	62.3	38.3	382.7	-	21.4	404.1
Adjusted operating earnings before interest and after income taxes	**308.1**	**129.7**	**86.0**	**115.7**	**71.0**	**710.5**	**-**	**39.6**	**750.1**

[1] Includes the net loss included in operating earnings from the sale of certain alternative investments and investment income associated with assets disposed of during the portfolio restructuring effected during 2012.
[2] Based on an assumed effective tax rate of 35%.

Page 8 of 69

ING U.S.
Consolidated Balance Sheet

(in millions USD)	Balances as of 3/31/13	12/31/12	9/30/12	6/30/12	3/31/12
Assets					
Total investments	92,213.8	95,487.6	95,194.7	95,316.1	90,067.5
Cash and cash equivalents	2,787.7	1,786.8	2,078.7	1,815.3	1,277.0
Assets held in separate accounts	103,098.3	97,667.4	96,312.2	92,965.6	97,050.1
Reinsurance recoverable	7,151.0	7,379.3	7,565.9	7,602.7	7,724.8
Short term investments under securities loan agreement and accrued investment income	1,764.3	1,527.5	1,312.8	1,426.0	1,239.5
Deferred policy acquisition costs, Value of business acquired	4,019.6	3,656.3	3,623.8	3,938.2	4,369.5
Goodwill and other intangible assets	341.8	348.5	358.9	360.4	372.0
Other assets [1]	1,363.7	1,575.2	1,582.6	1,704.0	2,084.6
Assets related to consolidated investment entities	8,109.8	6,965.6	6,181.0	6,036.4	5,691.2
Total Assets	**220,850.0**	**216,394.2**	**214,210.6**	**211,164.7**	**209,876.2**
Liabilities					
Future policy benefits and contract owner account balances	85,875.1	86,055.7	86,294.8	87,522.5	87,411.0
Liabilities related to separate accounts	103,098.3	97,667.4	96,312.2	92,965.6	97,050.1
Funds held under reinsurance agreements	1,170.8	1,236.6	1,265.3	1,256.8	1,240.5
Payables under securities loan agreements, including collateral held	1,348.8	1,509.8	1,299.8	1,736.7	832.8
Short-term debt	321.2	1,064.6	774.9	889.6	1,180.0
Long-term debt	3,440.8	3,171.1	3,642.7	3,543.6	1,343.3
Other liabilities [2]	4,743.3	5,506.0	5,572.0	5,413.3	4,664.3
Liabilities related to consolidated investment entities	5,252.8	4,121.8	3,097.4	2,753.7	2,691.4
Total Liabilities	**205,251.1**	**200,333.0**	**198,259.1**	**196,081.8**	**196,413.4**
Shareholder's Equity					
Common stock	2.3	2.3	2.3	2.3	2.3
Additional paid-in capital	22,909.9	22,917.6	22,897.7	22,886.3	22,871.1
Retained earnings (deficit)	(12,973.9)	(12,755.7)	(12,691.0)	(13,068.3)	(13,630.5)
Total ING U.S. Inc. Shareholder's Equity - Excluding AOCI	**9,938.3**	**10,164.2**	**10,209.0**	**9,820.3**	**9,242.9**
Accumulated other comprehensive income	3,452.8	3,710.7	3,701.5	3,021.5	2,587.0
Total ING U.S. Inc. Shareholder's Equity	**13,391.1**	**13,874.9**	**13,910.5**	**12,841.8**	**11,829.9**
Noncontrolling interest	2,207.8	2,186.3	2,041.0	2,241.1	1,632.9
Total Shareholder's Equity	15,598.9	16,061.2	15,951.5	15,082.9	13,462.8
Total Liabilities and Shareholder Equity	**220,850.0**	**216,394.2**	**214,210.6**	**211,164.7**	**209,876.2**

[1] Includes Other assets and Sales inducements to contract holders

[2] Includes Other liabilities, Derivatives, Pension and other post-employment provisions, Current income taxes, and Deferred income taxes

Page 9 of 69

ING U.S.
Consolidated Statement of Operations

(in millions USD)	Three Months Ended 3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	Year-to-Date 3/31/13	3/31/12
Revenues							
Net investment income	1,198.7	1,055.4	1,226.2	1,138.9	1,277.4	1,198.7	1,277.4
Fee income	891.9	890.6	872.9	862.9	889.0	891.9	889.0
Premiums	471.9	471.2	453.5	474.8	461.6	471.9	461.6
Net realized gains (losses)	(874.8)	(384.2)	(132.4)	485.7	(1,249.9)	(874.8)	(1,249.9)
Income (loss) related to consolidated investment entities	35.3	79.0	46.9	299.1	18.2	35.3	18.2
Other revenues	95.6	91.8	97.2	100.5	89.0	95.6	89.0
Total revenues	**1,818.6**	**2,203.8**	**2,564.3**	**3,361.9**	**1,485.3**	**1,818.6**	**1,485.3**
Benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(1,061.4)	(1,225.3)	(1,106.5)	(1,511.6)	(1,018.2)	(1,061.4)	(1,018.2)
Operating expenses	(759.1)	(824.1)	(858.9)	(712.6)	(759.4)	(759.1)	(759.4)
Net amortization of DAC/VOBA	(130.5)	(182.4)	(150.0)	(216.2)	(173.7)	(130.5)	(173.7)
Interest expense	(44.4)	(44.7)	(46.6)	(38.1)	(24.3)	(44.4)	(24.3)
Operating expenses related to consolidated investment entities	(37.5)	(35.4)	(28.4)	(30.3)	(22.6)	(37.5)	(22.6)
Total benefits and expenses	**(2,032.9)**	**(2,311.9)**	**(2,190.4)**	**(2,508.8)**	**(1,998.2)**	**(2,032.9)**	**(1,998.2)**
Income (loss) before income taxes	**(214.3)**	**(108.1)**	**373.9**	**853.1**	**(512.9)**	**(214.3)**	**(512.9)**

Page 10 of 69

ING U.S.

Ongoing Business Sources of Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 3/31/13 12/31/12 9/30/12 6/30/12 3/31/12 3/31/13 3/31/12

Sources of operating earnings before income

taxes:

Investment spread and other investment income 363.7 342.4 371.8 329.0 385.8 363.7 385.8

Fee based margin 343.6 350.0 336.0 320.8 330.7 343.6 330.7

Net underwriting gain (loss) and other revenue 179.9 222.1 214.1 178.6 180.0 179.9 180.0

Administrative expenses(400.3)(422.0)(410.7)(414.7)(421.8)(400.3)(421.8)

Trail commissions(66.1)(63.3)(61.2)(59.5)(65.0)(66.1)(65.0)

DAC/VOBA and other intangibles amortization,

excluding unlocking(142.7)(151.6)(150.0)(148.7)(124.9)(142.7)(124.9)

DAC/VOBA and other intangibles unlocking 7.3(48.7) 6.4(13.8)(20.9) 7.3(20.9)

Operating earnings before income taxes 285.4 228.9 306.4 191.7 263.8 285.4 263.8

ING U.S. Page 11 of 69

ING U.S.

Consolidated Earnings Before Income Taxes

Three Months Ended Year-to-Date

(in millions USD) 3/31/13 12/31/12 9/30/12 6/30/12 3/31/12 3/31/13 3/31/12

Operating revenues

Net investment income and net realized gains (losses) 985.6 978.6 1,005.6 970.5 1,066.2 985.6 1,066.2

Fee income 608.0 613.7 589.3 599.4 601.2 608.0 601.2

Premiums 470.5 472.0 454.1 475.6 462.4 470.5 462.4

Other revenue 26.4 31.3 27.7 33.5 25.3 26.4 25.3

Total operating revenues 2,090.5 2,095.6 2,076.7 2,079.0 2,155.1 2,090.5 2,155.1

Operating benefits and expenses

Interest credited and other benefits to contract owners/policyholders(1,151.8)(1,126.3)(1,145.5)(1,194.6)(1,213.6)(1,151.8)(1,213.6)

Operating expenses(517.4)(533.0)(521.2)(492.1)(548.7)(517.4)(548.7)

Net amortization of DAC/VOBA(120.9)(184.2)(94.1)(156.4)(128.7)(120.9)(128.7)

Interest expense(43.7)(43.0)(45.3)(37.1)(24.3)(43.7)(24.3)

Total operating benefits and expenses(1,833.8)(1,886.5)(1,806.1)(1,880.2)(1,915.3)(1,833.8)(1,915.3)

Operating earnings before income taxes 256.7 209.1 270.6 198.8 239.8 256.7 239.8

Adjustments:

Closed Block Variable Annuity(477.1)(167.3) 0.8 381.9(907.7)(477.1)(907.7)

Net realized investment gains (losses) and realized charges and adjustments 41.8 54.7 207.9 132.6 60.4 41.8 60.4

Net guaranteed benefit hedging gains (losses) and related charges and adjustments 3.1(16.7) 20.6(44.1) 137.3 3.1 137.3

Income (loss) related to businesses exited through reinsurance or divestment(16.9)(11.7)(9.9)(11.6)(12.6)(16.9)(12.6)

Net income (loss) attributable to noncontrolling interest(13.5)(84.2) 20.3 217.7(15.6)(13.5)(15.6)

Other adjustments to operating earnings*(8.4)(92.0)(136.4)(22.2)(14.5)(8.4)(14.5)

Total non-operating(471.0)(317.2) 103.3 654.3(752.7)(471.0)(752.7)

Income (loss) before income taxes(214.3)(108.1) 373.9 853.1(512.9)(214.3)(512.9)

* Other adjustments to operating earnings above includes:

Immediate recognition of actuarial gains (losses) related to pension and other post-employment benefit obligations and any impact of plan amendments, and other items, including restructuring expenses

(severance, lease write-offs, etc.), integration expenses related to the Company_s acquisition of

CitiStreet and certain third-party expenses related to the anticipated divestment of the Company by

ING Group

ING U.S. Page 12 of 69

ING U.S.
Operating Earnings by Segment

(in millions USD)

	Three Months Ended March 31, 2013								
	Retirement Solutions		Investment	Insurance Solutions		Ongoing Business	Corporate	Closed Blocks	Consolidated
	Retirement	Annuities	Management	Individual Life	Employee Benefits				
Operating revenues									
Net investment income and net realized gains (losses)	388.9	287.1	2.8	216.9	28.4	924.1	17.5	44.0	985.6
Fee income	183.8	9.9	121.7	276.8	15.8	608.0	-	-	608.0
Premiums	0.5	7.8	-	185.8	274.9	469.0	-	1.5	470.5
Other revenue	10.0	2.8	7.4	7.6	(1.0)	26.8	(0.4)	-	26.4
Total operating revenues	**583.2**	**307.6**	**131.9**	**687.1**	**318.1**	**2,027.9**	**17.1**	**45.5**	**2,090.5**
Operating benefits and expenses									
Interest credited and other benefits to contract owners/policyholders	(204.6)	(184.4)	-	(501.6)	(242.6)	(1,133.2)	1.7	(20.3)	(1,151.8)
Operating expenses	(204.0)	(31.0)	(101.8)	(90.9)	(60.0)	(487.7)	(26.0)	(3.7)	(517.4)
Net amortization of DAC/VOBA	(36.8)	(37.9)	-	(42.9)	(3.1)	(120.7)	(0.1)	(0.1)	(120.9)
Interest expense	-	-	-	(0.9)	-	(0.9)	(42.8)	-	(43.7)
Total operating benefits and expenses	**(445.4)**	**(253.3)**	**(101.8)**	**(636.3)**	**(305.7)**	**(1,742.5)**	**(67.2)**	**(24.1)**	**(1,833.8)**
Operating earnings before income taxes	**137.8**	**54.3**	**30.1**	**50.8**	**12.4**	**285.4**	**(50.1)**	**21.4**	**256.7**

	Three Months Ended March 31, 2012								
	Retirement Solutions		Investment	Insurance Solutions		Ongoing Business	Corporate	Closed Blocks	Consolidated
	Retirement	Annuities	Management	Individual Life	Employee Benefits				
Operating revenues									
Net investment income and net realized gains (losses)	388.1	329.0	5.4	247.0	31.7	1,001.2	13.9	51.1	1,066.2
Fee income	177.1	7.4	117.9	283.3	15.4	601.1	-	0.1	601.2
Premiums	0.5	11.8	-	179.4	268.4	460.1	-	2.3	462.4
Other revenue	14.7	3.0	7.3	2.3	(2.2)	25.1	0.7	(0.1)	25.3
Total operating revenues	**580.4**	**351.2**	**130.6**	**712.0**	**313.3**	**2,087.4**	**14.6**	**53.3**	**2,155.1**
Operating benefits and expenses									
Interest credited and other benefits to contract owners/policyholders	(208.4)	(241.9)	-	(504.8)	(234.0)	(1,189.1)	(0.1)	(24.4)	(1,213.6)
Operating expenses	(213.9)	(31.2)	(97.6)	(97.0)	(61.2)	(500.9)	(43.8)	(4.0)	(548.7)
Net amortization of DAC/VOBA	(33.8)	(41.6)	-	(50.6)	(2.5)	(128.5)	(0.1)	(0.1)	(128.7)
Interest expense	(0.4)	(0.1)	-	(4.6)	-	(5.1)	(18.6)	(0.6)	(24.3)
Total operating benefits and expenses	**(456.5)**	**(314.8)**	**(97.6)**	**(657.0)**	**(297.7)**	**(1,823.6)**	**(62.6)**	**(29.1)**	**(1,915.3)**
Operating earnings before income taxes	**123.9**	**36.4**	**33.0**	**55.0**	**15.6**	**263.8**	**(48.4)**	**24.3**	**239.8**

Page 13 of 69

ING U.S.

Operating Revenues and Operating Earnings by Segment

(in millions USD) Three Months Ended Year-to-Date

3/31/13 12/31/12 9/30/12 6/30/12 3/31/12 3/31/13 3/31/12

Operating Revenues

Retirement 583.2 570.5 582.1 538.9 580.4 583.2 580.4

Annuities 307.6 317.4 309.7 328.7 351.2 307.6 351.2

Total Retirement Solutions 890.8 887.9 891.8 867.6 931.6 890.8 931.6

Investment Management 131.9 142.5 142.2 130.2 130.6 131.9 130.6

Individual Life 687.1 694.2 678.5 709.2 712.0 687.1 712.0

Employee Benefits 318.1 313.6 310.5 313.8 313.3 318.1 313.3

Total Insurance Solutions 1,005.2 1,007.8 989.0 1,023.0 1,025.3 1,005.2 1,025.3

Ongoing Business 2,027.9 2,038.2 2,023.0 2,020.8 2,087.5 2,027.9 2,087.5

Corporate 17.1 19.2 13.2 19.3 14.2 17.1 14.2

Total Closed Blocks 45.5 38.2 40.5 38.9 53.4 45.5 53.4

Total operating revenues 2,090.5 2,095.6 2,076.7 2,079.0 2,155.1 2,090.5 2,155.1

Operating Earnings

Retirement 137.8 108.2 145.4 71.1 123.9 137.8 123.9

Annuities 54.3 6.3 32.6 26.9 36.4 54.3 36.4

Total Retirement Solutions 192.1 114.5 178.0 98.0 160.3 192.1 160.3

Investment Management 30.1 31.2 39.1 31.2 33.0 30.1 33.0

Individual Life 50.8 54.6 53.2 33.4 55.0 50.8 55.0

Employee Benefits 12.4 28.6 36.1 29.1 15.6 12.4 15.6

Total Insurance Solutions 63.2 83.2 89.3 62.5 70.6 63.2 70.6

Ongoing Business 285.4 228.9 306.4 191.7 263.9 285.4 263.9

Corporate(50.1)(43.6)(57.6)(32.7)(48.4)(50.1)(48.4)

Total Closed Blocks 21.4 23.8 21.8 39.8 24.3 21.4 24.3

Total operating earnings before income taxes 256.7 209.1 270.6 198.8 239.8 256.7 239.8

Closed Block Variable Annuity(477.1)(167.3) 0.8 381.9(907.7)(477.1)(907.7)

Net realized investment gains (losses) and realized charges and adjustments 41.8 54.7 207.9 132.6 60.4 41.8 60.4

Net guaranteed benefit hedging gains (losses) and related charges and adjustments 3.1(16.7) 20.6(44.1) 137.3 3.1 137.3

Other non-operating*(38.8)(187.9)(126.0) 183.9(42.7)(38.8)(42.7)

Total adjustments(471.0)(317.2) 103.3 654.3(752.7)(471.0)(752.7)

Income (loss) before income taxes(214.3)(108.1) 373.9 853.1(512.9)(214.3)(512.9)

Less: Income tax expense (benefit) 11.2(1.2)(12.9) 1.0 7.9 11.2 7.9

Net income (loss)(225.5)(106.9) 386.8 852.1(520.8)(225.5)(520.8)

Net income (loss) attributable to noncontrolling interest(13.5)(84.2) 20.3 217.7(15.6)(13.5)(15.6)

Net income (loss) available to ING U.S. Inc.‘s common shareholder(212.0)(22.7) 366.5 634.4(505.2)(212.0)(505.2)

* Other non-operating above includes:

Income (loss) related to businesses exited through reinsurance or divestment; income (loss) attributable to non-

controlling interests; immediate recognition of actuarial gains (losses) related to pension and other post-employment benefit obligations and any impact of plan amendments; and other items, including restructuring expenses

(severance, lease write-offs, etc.), integration expenses related to the Company_s acquisition of CitiStreet and certain third-party expenses related to the anticipated divestment of the Company by ING Group

ING U.S. Page 14 of 69

ING U.S.
Adjusted Operating Earnings by Segment

(in millions USD)	Three Months Ended					Year-to-Date	
	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	3/31/13	3/31/12
Operating Earnings							
Retirement	137.8	108.2	145.4	71.1	123.9	137.8	123.9
Annuities	54.3	6.3	32.6	26.9	36.4	54.3	36.4
Total Retirement Solutions	192.1	114.5	178.0	98.0	160.3	192.1	160.3
Investment Management	30.1	31.2	39.1	31.2	33.0	30.1	33.0
Individual Life	50.8	54.6	53.2	33.4	55.0	50.8	55.0
Employee Benefits	12.4	28.6	36.1	29.1	15.6	12.4	15.6
Total Insurance Solutions	63.2	83.2	89.3	62.5	70.6	63.2	70.6
Ongoing Business	**285.4**	**228.9**	**306.4**	**191.7**	**263.9**	**285.4**	**263.9**
Corporate	(50.1)	(43.6)	(57.6)	(32.7)	(48.4)	(50.1)	(48.4)
Total Closed Blocks	21.4	23.8	21.8	39.8	24.3	21.4	24.3
Total operating earnings before income taxes	**256.7**	**209.1**	**270.6**	**198.8**	**239.8**	**256.7**	**239.8**
Adjustments to operating earnings							
Retirement	3.0	(8.9)	14.9	(55.1)	23.6	3.0	23.6
Annuities	7.0	(44.4)	(13.2)	(27.1)	(12.7)	7.0	(12.7)
Total Retirement Solutions	10.0	(53.3)	1.7	(82.2)	10.9	10.0	10.9
Investment Management	-	-	-	2.2	-	-	-
Individual Life	(2.7)	4.6	8.6	(3.3)	8.3	(2.7)	8.3
Employee Benefits	-	-	0.6	(3.8)	3.3	-	3.3
Total Insurance Solutions	(2.7)	4.6	9.2	(7.1)	11.6	(2.7)	11.6
Ongoing Business	**7.3**	**(48.7)**	**10.9**	**(87.1)**	**22.5**	**7.3**	**22.5**
Corporate	(41.9)	(39.2)	(39.8)	(32.1)	(16.7)	(41.9)	(16.7)
Total Closed Blocks	-	-	-	(10.1)	4.3	-	4.3
Total adjustments to operating earnings	**(34.6)**	**(87.9)**	**(28.9)**	**(129.3)**	**10.1**	**(34.6)**	**10.1**
Adjusted Operating Earnings							
Retirement	134.8	117.1	130.5	126.2	100.3	134.8	100.3
Annuities	47.3	50.7	45.8	54.0	49.1	47.3	49.1
Total Retirement Solutions	182.1	167.8	176.3	180.2	149.4	182.1	149.4
Investment Management	30.1	31.2	39.1	29.0	33.0	30.1	33.0
Individual Life	53.5	50.0	44.6	36.7	46.7	53.5	46.7
Employee Benefits	12.4	28.6	35.5	32.9	12.3	12.4	12.3
Total Insurance Solutions	65.9	78.6	80.1	69.6	59.0	65.9	59.0
Ongoing Business	**278.1**	**277.6**	**295.5**	**278.8**	**241.4**	**278.1**	**241.4**
Corporate	(8.2)	(4.4)	(17.8)	(0.6)	(31.7)	(8.2)	(31.7)
Total Closed Blocks	21.4	23.8	21.8	49.9	20.0	21.4	20.0
Total adjusted operating earnings before interest and income taxes	**291.3**	**297.0**	**299.5**	**328.1**	**229.7**	**291.3**	**229.7**

Page 15 of 69

ING U.S.
DAC/VOBA Segment Trends

(in millions USD)	Three Months Ended					Year-to-Date	
	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	3/31/13	3/31/12
Retirement							
Balance as of beginning-of-period	712.4	667.6	849.5	949.6	987.2	712.4	987.2
Deferrals of commissions and expenses	28.3	34.6	32.8	30.1	30.5	28.3	30.5
Amortization:						-	-
Operating	(39.8)	(35.7)	(43.1)	(44.3)	(37.6)	(39.8)	(37.6)
Non-Operating	(2.5)	(7.6)	(7.3)	(33.3)	(36.9)	(2.5)	(36.9)
Unlocking:						-	-
Operating	3.0	(8.9)	15.9	(5.1)	3.8	3.0	3.8
Non-Operating	16.1	19.0	24.2	16.1	20.6	16.1	20.6
Change in unrealized gains/losses	125.6	43.4	(204.4)	(63.7)	(18.0)	125.6	(18.0)
Balance as of End-of-Period	**843.1**	**712.4**	**667.6**	**849.5**	**949.6**	**843.1**	**949.6**
Annuities							
Balance as of beginning-of-period	260.7	295.8	418.5	496.9	606.6	260.7	606.6
Deferrals of commissions and expenses	17.4	22.2	24.1	27.0	23.7	17.4	23.7
Amortization:						-	-
Operating	(44.8)	(43.9)	(31.7)	(42.2)	(21.4)	(44.8)	(21.4)
Non-Operating	(9.7)	4.5	(31.4)	(20.4)	(7.7)	(9.7)	(7.7)
Unlocking:						-	-
Operating	7.0	(44.4)	(12.9)	(8.6)	(20.3)	7.0	(20.3)
Non-Operating	4.9	1.8	6.7	4.3	(1.4)	4.9	(1.4)
Change in unrealized gains/losses	56.9	24.7	(77.5)	(38.6)	(82.5)	56.9	(82.5)
Balance as of End-of-Period	**292.4**	**260.7**	**295.8**	**418.5**	**496.9**	**292.4**	**496.9**
Individual Life							
Balance as of beginning-of-period	2,127.6	2,067.4	2,088.1	2,240.7	2,067.8	2,127.6	2,067.8
Deferrals of commissions and expenses	52.8	69.6	81.4	98.5	95.5	52.8	95.5
Amortization:						-	-
Operating	(44.9)	(57.2)	(60.2)	(47.4)	(47.6)	(44.9)	(47.6)
Non-Operating	(3.5)	(0.6)	(65.0)	(11.4)	(2.2)	(3.5)	(2.2)
Unlocking:						-	-
Operating	3.0	9.8	43.5	(0.3)	(3.0)	3.0	(3.0)
Non-Operating	(0.6)	(0.3)	30.3	1.9	(1.6)	(0.6)	(1.6)
Change in unrealized gains/losses	112.8	38.8	(50.6)	(193.9)	131.8	112.8	131.8
Balance as of End-of-Period	**2,247.2**	**2,127.6**	**2,067.4**	**2,088.1**	**2,240.7**	**2,247.2**	**2,240.7**
Other [(1)]							
Balance as of beginning-of-period	102.6	100.6	102.4	106.4	104.3	102.6	104.3
Deferrals of commissions and expenses	5.5	5.3	5.2	6.0	5.2	5.5	5.2
Amortization:						-	-
Operating	(3.3)	(3.4)	(5.8)	(8.7)	(2.7)	(3.3)	(2.7)
Non-Operating	-	-	-	-	-	-	-
Unlocking:						-	-
Operating	-	-	-	-	-	-	-
Non-Operating	-	-	-	-	-	-	-
Change in unrealized gains/losses	(0.7)	-	(1.2)	(1.3)	(0.4)	(0.7)	(0.4)
Balance as of End-of-Period	**104.1**	**102.6**	**100.6**	**102.4**	**106.4**	**104.1**	**106.4**
Closed Block Variable Annuity							
Balance as of beginning-of-period	453.0	492.3	479.8	575.8	586.4	453.0	586.4
Deferrals of commissions and expenses	3.9	4.0	3.3	4.2	4.3	3.9	4.3
Amortization:						-	-
Operating	-	-	-	-	-	-	-
Non-Operating	(14.8)	(14.8)	(15.4)	(14.7)	(15.2)	(14.8)	(15.2)
Unlocking:						-	-
Operating	-	-	-	-	-	-	-
Non-Operating	(0.2)	0.2	2.9	(1.6)	0.2	(0.2)	0.2
Change in unrealized gains/losses	90.9	(28.7)	21.7	(83.8)	-	90.9	-
Balance as of End-of-Period	**532.8**	**453.0**	**492.3**	**479.8**	**575.8**	**532.8**	**575.8**
Total US							
Balance as of beginning-of-period	3,656.3	3,623.8	3,938.2	4,369.5	4,352.3	3,656.3	4,352.3
Deferrals of commissions and expenses	107.9	135.8	146.8	165.8	159.2	107.9	159.2
Amortization:						-	-
Operating	(132.8)	(140.2)	(140.8)	(142.6)	(109.3)	(132.8)	(109.3)
Non-Operating	(30.5)	(18.5)	(119.1)	(79.8)	(62.0)	(30.5)	(62.0)
Unlocking:						-	-
Operating	13.0	(43.5)	46.5	(14.0)	(19.5)	13.0	(19.5)
Non-Operating	20.2	20.7	64.1	20.7	17.8	20.2	17.8
Change in unrealized gains/losses	385.5	78.2	(311.9)	(381.3)	31.0	385.5	31.0
Balance as of End-of-Period	**4,019.6**	**3,656.3**	**3,623.8**	**3,938.2**	**4,369.5**	**4,019.6**	**4,369.5**

(1) Employee Benefits, Asset Management, Other Closed Blocks

Page 16 of 69

ING U.S.

Consolidated Capital Structure

Balances as of

(in millions USD) 3/31/13 12/31/12 9/30/12 6/30/12 3/31/12

Financial Debt

Commercial paper 4.0 192.0 299.2 589.6 680.0

Senior bonds 2,499.0 1,500.3 1,500.1 650.3 650.0

Loans from ING Verzekeringen N.V. 500.0 500.0 500.0 500.0 500.0

Loans from consolidated subs 274.4 261.1 164.0 189.0 2,208.3

Bank revolver — 0.0 500.0 -

Bank term loan 425.0 1,350.0 1,425.0 1,500.0 -

Other debt 4.9 4.9 4.9 4.9 4.9

Total Debt 3,707.3 3,808.3 3,893.2 3,933.8 4,043.2

Equity

Total common equity 9,938.3 10,164.2 10,209.0 9,820.3 9,242.9

Accumulated other comprehensive income (AOCI) 3,452.8 3,710.7 3,701.5 3,021.5 2,587.0

Total ING U.S. Inc. Shareholder’s Equity 13,391.1 13,874.9 13,910.5 12,841.8 11,829.9

Total Equity (Excluding AOCI) 9,938.3 10,164.2 10,209.0 9,820.3 9,242.9

Capital

Total Capitalization 17,098.4 17,683.2 17,803.7 16,775.6 15,873.1

Total Capitalization (Excluding AOCI) 13,645.6 13,972.5 14,102.2 13,754.1 13,286.1

Debt to Capital

Debt to Capital 21.7% 21.5% 21.9% 23.4% 25.5%

Debt to Capital (Excluding AOCI) 27.2% 27.3% 27.6% 28.6% 30.4%

ING U.S. Page 17 of 69

ING U.S.

Consolidated Assets Under Management/Assets Under Administration

(in millions USD)

Total

Institutional/ AUM—Assets Under AUA—Assets Under

Balances as of March 31, 2013 General Account Separate Account Mutual Funds Management Administration Total AUM + AUA

Retirement (1) 27,387.8 52,516.8 15,697.7 95,602.3 223,034.6 318,636.9 Annuities (2) 22,772.4 780.1 2,675.5 26,228.0 26,228.0

Retirement Solutions 50,160.2 53,296.9 18,373.2 121,830.3 223,034.6 344,864.9

Investment Management 79,965.9 42,394.4 65,265.7 187,626.0 55,732.5 243,358.5

Insurance

Individual Life (3) 13,089.6 2,509.2—15,598.8—15,598.8 Employee Benefits 1,739.1 14.7 1,753.8 1,753.8

Insurance Solutions 14,828.7 2,523.9—17,352.6—17,352.6 Eliminations (70,562.2) (38,594.7) (8,527.0) (117,683.9) (55,732.5) (173,416.4) Total Ongoing Business 74,392.6 59,620.5 75,111.9 209,125.0 223,034.6 432,159.6

US Closed Block Variable Annuity 1,272.1 43,274.5—44,546.6—44,546.6 Closed Block Institutional Spread Products 3,945.7 — 3,945.7—3,945.7 Closed Block Other 355.5 203.3—558.8—558.8

Total AUM and AUA 79,965.9 103,098.3 75,111.9 258,176.1 223,034.6 481,210.7

ING U.S. Page 18 of 69

ING U.S. Page 19 of 69

ING U.S.
Retirement Sources of Operating Earnings

(in millions USD)	Three Months Ended 3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	Year-to-Date 3/31/13	3/31/12
Sources of operating earnings before income taxes:							
Investment spread and other investment income	183.3	169.1	175.1	145.7	183.6	183.3	183.6
Fee based margin	199.0	198.0	196.3	190.0	191.7	199.0	191.7
Net underwriting gain (loss) and other revenue	(6.0)	(10.5)	(1.5)	(5.7)	(6.3)	(6.0)	(6.3)
Administrative expenses	(170.0)	(170.8)	(167.3)	(177.8)	(179.6)	(170.0)	(179.6)
Trail commissions	(29.9)	(31.1)	(27.9)	(28.0)	(29.1)	(29.9)	(29.1)
DAC/VOBA and other intangibles amortization, excluding unlocking	(41.6)	(37.6)	(45.2)	(48.1)	(40.2)	(41.6)	(40.2)
DAC/VOBA and other intangibles unlocking	3.0	(8.9)	15.9	(5.0)	3.8	3.0	3.8
Operating earnings before income taxes	**137.8**	**108.2**	**145.4**	**71.1**	**123.9**	**137.8**	**123.9**
Gross investment income							
Fixed income	356.3	370.7	360.3	365.1	348.0	356.3	348.0
Limited partnership income	2.3	(2.0)	(0.3)	7.1	(1.4)	2.3	(1.4)
Prepayment fee income	10.2	1.1	6.0	5.7	4.9	10.2	4.9
Total gross investment income	**368.8**	**369.8**	**366.0**	**377.9**	**351.5**	**368.8**	**351.5**
Investment expenses	(14.2)	(14.7)	(13.2)	(13.2)	(13.8)	(14.2)	(13.8)
Credited interest	(199.9)	(204.7)	(201.1)	(197.4)	(197.0)	(199.9)	(197.0)
Net margin	**154.7**	**150.5**	**151.7**	**167.3**	**140.7**	**154.7**	**140.7**
Other investment income*	28.6	18.5	23.3	(21.6)	43.0	28.6	43.0
Investment spread and other investment income	**183.3**	**169.1**	**175.1**	**145.7**	**183.6**	**183.3**	**183.6**
Fee based margin							
Fee based margin - excluding Recordkeeping	139.2	135.6	133.2	130.0	132.0	139.2	132.0
Fee based margin - Recordkeeping	59.8	62.2	63.1	59.9	59.9	59.8	59.9
Fee based margin	**199.0**	**198.0**	**196.3**	**190.0**	**191.7**	**199.0**	**191.7**
Recordkeeping							
Revenue	59.8	62.2	63.1	59.9	59.9	59.8	59.9
Expenses	(53.1)	(56.0)	(56.7)	(57.5)	(57.7)	(53.1)	(57.7)
Operating earnings - Recordkeeping	**6.7**	**6.2**	**6.4**	**2.4**	**2.2**	**6.7**	**2.2**

* Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans

Page 20 of 69

ING U.S.

Retirement Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 3/31/13 12/31/12 9/30/12 6/30/12 3/31/12 3/31/13 3/31/12

Operating revenues

Net investment income and net realized gains (losses) 388.9 380.1 384.5 347.2 388.1 388.9 388.1

Fee income 183.8 182.7 181.6 173.6 177.1 183.8 177.1

Premiums 0.5 0.9 0.5 3.0 0.5 0.5 0.5

Other revenue 10.0 6.8 15.5 15.1 14.7 10.0 14.7

Total operating revenues 583.2 570.5 582.1 538.9 580.4 583.2 580.4

Operating benefits and expenses

Interest credited and other benefits to contract owners/policyholders(204.6)(212.9)(210.5)(210.4)(208.4)(204.6)(208.4)

Operating expenses(204.0)(204.6)(198.8)(207.6)(213.9)(204.0)(213.9)

Net amortization of DAC/VOBA(36.8)(44.7)(27.1)(49.4)(33.8)(36.8)(33.8)

Interest expense -(0.1)(0.3)(0.4)(0.4) -(0.4)

Total operating benefits and expenses(445.4)(462.3)(436.7)(467.8)(456.5)(445.4)(456.5)

Operating earnings before income taxes 137.8 108.2 145.4 71.1 123.9 137.8 123.9

ING U.S. Page 21 of 69

ING U.S.

Retirement AUM/AUA

Balances as of

(in millions USD) 3/31/13 12/31/12 9/30/12 6/30/12 3/31/12

Assets under management by product group

Corporate market 35,441.2 33,265.9 32,609.4 31,143.9 31,680.7

Tax exempt market 49,269.4 46,986.1 46,226.6 44,705.9 45,304.0

Total full service plans 84,710.6 80,252.0 78,836.0 75,849.8 76,984.7

Stable value 8,279.7 7,792.1 6,473.1 6,137.5 5,838.4

Individual market 2,612.0 2,427.1 2,359.4 2,227.1 2,256.7

Total AUM 95,602.3 90,471.2 87,668.5 84,214.4 85,079.8

Recordkeeping/Stable Value AUA 223,034.6 213,675.5 215,513.6 209,881.4 215,848.5

Total AUM/AUA 318,636.9 304,146.7 303,182.1 294,095.8 300,928.3

Assets under management by fund group

General account 27,387.8 27,222.6 26,634.6 26,109.1 25,784.5

Guaranteed separate account 8,287.8 8,273.9 7,315.8 7,030.7 6,915.1

Non-guaranteed separate account 44,229.0 41,151.5 40,589.4 38,683.8 40,138.0

Mutual Funds/Institutional Funds 15,697.7 13,823.2 13,128.7 12,390.8 12,242.2

Total AUM 95,602.3 90,471.2 87,668.5 84,214.4 85,079.8

Recordkeeping/Stable Value AUA 223,034.6 213,675.5 215,513.6 209,881.4 215,848.5

Total AUM and AUA 318,636.9 304,146.7 303,182.1 294,095.8 300,928.3

ING U.S. Page 22 of 69

ING U.S.
Retirement AUM Rollforward

	Three Months Ended					Year-to-Date	
(in millions USD)	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	3/31/13	3/31/12
Full service - Corporate market							
Assets under management, beginning of period	33,265.9	32,609.4	31,143.9	31,680.7	29,134.4	33,265.9	29,134.4
Transfer/Single deposits	689.7	739.7	529.3	519.8	487.3	689.7	487.3
Recurring deposits	1,021.7	781.0	840.9	839.7	1,002.7	1,021.7	1,002.7
Deposits	1,711.4	1,520.7	1,370.2	1,359.5	1,490.0	1,711.4	1,490.0
Surrenders, benefits, and product charges	(1,332.5)	(1,319.1)	(1,262.2)	(1,079.1)	(1,339.4)	(1,332.5)	(1,339.4)
Net Flows	378.9	201.6	108.0	280.4	150.6	378.9	150.6
Interest credited and investment performance	1,796.4	455.0	1,357.4	(817.2)	2,395.6	1,796.4	2,395.6
Transfers between products	-	-	-	-	-	-	-
Assets under management, end of period	**35,441.2**	**33,265.9**	**32,609.4**	**31,143.9**	**31,680.7**	**35,441.2**	**31,680.7**
Full service - Tax exempt market							
Assets under management, beginning of period	46,986.1	46,226.6	44,705.9	45,304.0	42,691.3	46,986.1	42,691.3
Transfer/Single deposits	642.0	410.5	388.3	278.7	280.7	642.0	280.7
Recurring deposits	772.9	740.5	686.5	770.0	778.4	772.9	778.4
Deposits	1,414.9	1,151.0	1,074.8	1,048.7	1,059.1	1,414.9	1,059.1
Surrenders, benefits, and product charges	(962.7)	(903.3)	(990.7)	(1,006.7)	(869.7)	(962.7)	(869.7)
Net Flows	452.2	247.7	84.1	42.0	189.4	452.2	189.4
Interest credited and investment performance	1,831.1	511.9	1,436.6	(640.1)	2,423.3	1,831.1	2,423.3
Transfers between products	-	-	-	-	-	-	-
Assets under management, end of period	**49,269.4**	**46,986.1**	**46,226.6**	**44,705.9**	**45,304.0**	**49,269.4**	**45,304.0**
Stable value (including MCA) [1][2]							
Assets under management, beginning of period	7,792.1	6,473.1	6,137.5	5,838.4	5,560.9	7,792.1	5,560.9
Transfer/Single deposits	518.7	1,320.1	268.6	354.2	297.2	518.7	297.2
Recurring deposits	71.3	61.8	41.0	94.4	160.7	71.3	160.7
Deposits	590.0	1,381.9	309.6	448.6	457.9	590.0	457.9
Surrenders, benefits, and product charges	(108.9)	(97.1)	(69.1)	(210.1)	(250.0)	(108.9)	(250.0)
Net Flows	481.1	1,284.8	240.5	238.5	207.9	481.1	207.9
Interest credited and investment performance	6.6	34.3	95.2	60.6	69.6	6.6	69.6
Transfers between products	-	-	-	-	-	-	-
Assets under management, end of period	**8,279.7**	**7,792.1**	**6,473.1**	**6,137.5**	**5,838.4**	**8,279.7**	**5,838.4**
Individual market							
Assets under management, beginning of period	2,427.1	2,359.3	2,227.1	2,256.7	2,091.1	2,427.1	2,091.1
Transfer/Single deposits	14.2	72.4	126.5	95.5	134.8	14.2	134.8
Recurring deposits	0.4	0.1	0.1	0.3	0.2	0.4	0.2
Deposits	14.6	72.5	126.6	95.8	135.0	14.6	135.0
Surrenders, benefits, and product charges	92.6	(25.0)	(51.3)	(100.0)	(63.4)	92.6	(63.4)
Net Flows	107.2	47.5	75.3	(4.2)	71.6	107.2	71.6
Interest credited and investment performance	77.6	20.3	56.9	(25.5)	93.9	77.6	93.9
Transfers between products	-	-	-	-	-	-	-
Assets under management, end of period	**2,612.0**	**2,427.1**	**2,359.3**	**2,227.1**	**2,256.7**	**2,612.0**	**2,256.7**
Total AUM [3]							
Assets under management, beginning of period	90,471.2	87,668.5	84,214.4	85,079.8	79,477.7	90,471.2	79,477.7
Transfer/Single deposits	1,864.6	2,542.6	1,312.7	1,248.1	1,200.1	1,864.6	1,200.1
Recurring deposits	1,866.3	1,583.4	1,568.5	1,704.4	1,942.0	1,866.3	1,942.0
Deposits	3,730.9	4,126.0	2,881.2	2,952.5	3,142.1	3,730.9	3,142.1
Surrenders, benefits, and product charges	(2,311.5)	(2,344.6)	(2,373.3)	(2,395.8)	(2,522.5)	(2,311.5)	(2,522.5)
Net Flows	1,419.4	1,781.4	507.9	556.7	619.6	1,419.4	619.6
Interest credited and investment performance	3,711.7	1,021.5	2,946.1	(1,422.2)	4,982.5	3,711.7	4,982.5
Transfers between products	-	-	-	-	-	-	-
Assets under management, end of period	**95,602.3**	**90,471.2**	**87,668.5**	**84,214.4**	**85,079.8**	**95,602.3**	**85,079.8**

[1] Where ING U.S. is the Investment Manager
[2] Includes IIM Managed SV MCA and Stabilizer Investment Only
[3] Excludes IPS and ILIAC Recordkeeping and Non IIM Managed MCA

Page 23 of 69

ING U.S. Page 24 of 69

ING U.S.
Annuities Sources of Operating Earnings

(in millions USD)	Three Months Ended 3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	Year-to-Date 3/31/13	3/31/12
Sources of operating earnings before income taxes:							
Investment spread and other investment income	113.4	118.8	106.6	102.9	110.5	113.4	110.5
Fee based margin	10.5	10.1	9.3	8.4	8.6	10.5	8.6
Net underwriting gain (loss) and other revenue	7.2	5.6	2.2	3.9	3.1	7.2	3.1
Administrative expenses	(21.9)	(21.7)	(23.5)	(22.3)	(22.6)	(21.9)	(22.6)
Trail commissions	(8.8)	(8.4)	(8.2)	(8.0)	(8.3)	(8.8)	(8.3)
DAC/VOBA and other intangibles amortization, excluding unlocking	(53.1)	(53.7)	(40.9)	(49.4)	(34.6)	(53.1)	(34.6)
DAC/VOBA and other intangibles unlocking	7.0	(44.4)	(12.9)	(8.6)	(20.3)	7.0	(20.3)
Operating earnings before income taxes	**54.3**	**6.3**	**32.6**	**26.9**	**36.4**	**54.3**	**36.4**
Gross investment income							
Fixed income	267.6	278.5	273.4	295.1	297.1	267.6	297.1
Limited partnership income	1.6	0.7	0.7	7.1	0.7	1.6	0.7
Prepayment fee income	5.8	10.1	5.3	7.8	5.9	5.8	5.9
Total gross investment income	**275.0**	**289.3**	**279.4**	**310.0**	**303.7**	**275.0**	**303.7**
Investment expenses	(10.9)	(11.4)	(11.2)	(9.6)	(12.0)	(10.9)	(12.0)
Credited interest	(173.7)	(179.7)	(184.7)	(201.8)	(216.9)	(173.7)	(216.9)
Net margin	**90.4**	**98.2**	**83.5**	**98.6**	**74.8**	**90.4**	**74.8**
Other investment income*	22.9	20.6	23.2	4.2	35.7	22.9	35.7
Investment spread and other investment income	**113.4**	**118.8**	**106.6**	**102.9**	**110.5**	**113.4**	**110.5**

* Includes investment income on assets backing surplus that has been allocated from the corporate segment, as well as income from policy loans.

Page 25 of 69

ING U.S. Page 26 of 69

Three Months Ended Year-to-Date

(in millions USD) 3/31/13 12/31/12 9/30/12 6/30/12 3/31/12 3/31/13 3/31/12

Operating revenues

Net investment income and net realized gains (losses) 287.1 298.4 291.7 304.2 329.0 287.1 329.0

Fee income 9.9 10.4 9.5 8.2 7.4 9.9 7.4

Premiums 7.8 6.3 6.1 11.7 11.8 7.8 11.8

Other revenue 2.8 2.3 2.4 4.6 3.0 2.8 3.0

Total operating revenues 307.6 317.4 309.7 328.7 351.2 307.6 351.2

Operating benefits and expenses

Interest credited and other benefits to contract owners/policyholders(184.4)(192.3)(200.3)(219.6)(241.9)(184.4)(241.9)

Operating expenses(31.0)(30.3)(32.1)(31.1)(31.2)(31.0)(31.2)

Net amortization of DAC/VOBA(37.9)(88.4)(44.6)(50.9)(41.6)(37.9)(41.6)

Interest expense -(0.1)(0.1)(0.2)(0.1) -(0.1)

Total operating benefits and expenses(253.3)(311.1)(277.1)(301.8)(314.8)(253.3)(314.8)

Operating earnings before income taxes 54.3 6.3 32.6 26.9 36.4 54.3 36.4

ING U.S.

Annuities Operating Earnings

ING U.S. Annuities AUM

Balances as of

(in millions USD) 3/31/13 12/31/12 9/30/12 6/30/12 3/31/12

Assets Under Management

Fixed single year 4,204.7 4,273.7 4,367.6 4,435.1 4,485.7

Fixed multi-year 3,853.0 3,949.3 4,133.7 4,574.0 5,665.5

Indexed 12,255.3 12,209.2 12,167.0 12,122.8 12,111.8

SPIA & Payout 2,794.8 2,806.6 2,851.1 2,847.5 2,850.3

Other annuities 444.7 428.7 440.8 425.1 452.4

Mutual funds 2,675.5 2,433.6 2,291.7 2,092.2 2,026.9

Total AUM 26,228.0 26,101.1 26,251.9 26,496.7 27,592.6

Assets Under Management

General account 22,772.4 22,915.8 23,185.7 23,656.1 24,770.2

Separate account 780.1 751.7 774.5 748.4 795.5

Mutual funds 2,675.5 2,433.6 2,291.7 2,092.2 2,026.9

Total AUM 26,228.0 26,101.1 26,251.9 26,496.7 27,592.6

ING U.S. Page 27 of 69

ING U.S.
Annuities AUM Rollforward

(in millions USD)	Three Months Ended 3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	Year-to-Date 3/31/13	3/31/12
Annual Reset Annuities/Multi-Year Guaranteed Annuities							
Assets Under Management, beginning of period	8,222.9	8,501.3	9,009.1	10,151.2	10,599.1	8,222.9	10,599.1
Deposits	12.2	17.3	10.1	16.2	18.0	12.2	18.0
Surrenders, benefits, and product charges	(254.0)	(376.9)	(602.9)	(1,256.1)	(576.6)	(254.0)	(576.6)
Net cash flow	(241.8)	(359.6)	(592.8)	(1,239.9)	(558.6)	(241.8)	(558.6)
Interest credited and investment performance	76.6	81.2	85.0	97.8	110.7	76.6	110.7
Assets Under Management, end of period	**8,057.7**	**8,222.9**	**8,501.3**	**9,009.1**	**10,151.2**	**8,057.7**	**10,151.2**
Fixed Indexed Annuities							
Assets Under Management, beginning of period	12,209.2	12,167.0	12,122.8	12,111.8	12,080.9	12,209.2	12,080.9
Deposits	245.9	285.0	296.7	313.1	295.6	245.9	295.6
Surrenders, benefits, and product charges	(288.9)	(341.2)	(355.2)	(371.6)	(324.0)	(288.9)	(324.0)
Net cash flow	(43.1)	(56.1)	(58.5)	(58.5)	(28.4)	(43.1)	(28.4)
Interest credited and investment performance	89.1	98.4	102.7	69.5	59.3	89.1	59.3
Assets Under Management, end of period	**12,255.3**	**12,209.2**	**12,167.0**	**12,122.8**	**12,111.8**	**12,255.3**	**12,111.8**
SPIA & Payout							
Assets Under Management, beginning of period	2,806.6	2,851.0	2,847.5	2,850.3	2,831.0	2,806.6	2,831.0
Deposits	39.8	38.7	57.4	85.1	61.8	39.8	61.8
Surrenders, benefits, and product charges	(101.0)	(112.7)	(109.5)	(109.4)	(109.3)	(101.0)	(109.3)
Net cash flow	(61.3)	(74.0)	(52.1)	(24.3)	(47.5)	(61.3)	(47.5)
Interest credited and investment performance	49.5	29.6	55.6	21.5	66.8	49.5	66.8
Assets Under Management, end of period	**2,794.8**	**2,806.6**	**2,851.0**	**2,847.5**	**2,850.3**	**2,794.8**	**2,850.3**
Mutual Fund Custodial							
Assets Under Management, beginning of period	2,433.5	2,291.7	2,092.2	2,026.9	1,761.3	2,433.5	1,761.3
Deposits	255.4	213.6	202.8	217.3	218.8	255.4	218.8
Surrenders, benefits, and product charges	(115.3)	(106.9)	(97.1)	(102.7)	(84.9)	(115.3)	(84.9)
Net cash flow	140.1	106.7	105.7	114.7	133.9	140.1	133.9
Interest credited and investment performance	101.8	35.1	93.7	(49.4)	131.7	101.8	131.7
Assets Under Management, end of period	**2,675.5**	**2,433.5**	**2,291.7**	**2,092.2**	**2,026.9**	**2,675.4**	**2,026.9**
Other Annuities							
Assets Under Management, beginning of period	428.7	440.8	425.1	452.4	417.8	428.7	417.8
Deposits	1.6	1.2	1.0	2.1	1.9	1.6	1.9
Surrenders, benefits, and product charges	(15.8)	(14.7)	(10.7)	(11.3)	(12.9)	(15.8)	(12.9)
Net cash flow	(14.3)	(13.5)	(9.7)	(9.2)	(11.0)	(14.3)	(11.0)
Interest credited and investment performance	30.3	1.4	25.4	(18.1)	45.6	30.3	45.6
Assets Under Management, end of period	**444.7**	**428.7**	**440.8**	**425.1**	**452.4**	**444.7**	**452.4**
Annuities - Total							
Assets Under Management, beginning of period	26,101.0	26,251.8	26,496.6	27,592.6	27,690.2	26,101.0	27,690.2
Deposits	554.8	555.7	567.9	633.9	596.1	554.8	596.1
Surrenders, benefits, and product charges	(775.1)	(951.8)	(1,175.0)	(1,850.8)	(1,107.7)	(775.1)	(1,107.7)
Net cash flow	(220.3)	(396.1)	(607.1)	(1,216.9)	(511.6)	(220.3)	(511.6)
Interest credited and investment performance	347.3	245.2	362.2	120.9	414.0	347.3	414.0
Assets Under Management, end of period	**26,228.0**	**26,101.1**	**26,251.9**	**26,496.7**	**27,592.6**	**26,228.0**	**27,592.6**

Page 28 of 69

ING U.S. Page 29 of 69

Three Months Ended Year-to-Date

(in millions USD) 3/31/13 12/31/12 9/30/12 6/30/12 3/31/12 3/31/13 3/31/12

Sources of operating earnings before income

taxes:

Investment capital and other investment income 2.6 5.3 16.7 12.7 5.2 2.6 5.2

Fee based margin 129.3 137.2 125.5 117.5 125.4 129.3 125.4

Administrative expenses(101.8)(111.3)(103.1)(99.0)(97.6)(101.8)(97.6)

Operating earnings before income taxes 30.1 31.2 39.1 31.2 33.0 30.1 33.0

ING U.S.

ING U.S. Page 31 of 69

ING U.S.

Investment Management Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 3/31/13 12/31/12 9/30/12 6/30/12 3/31/12 3/31/13 3/31/12

Operating revenues

Net investment income and net realized gains (losses) 2.8 5.6 17.3 13.3 5.4 2.8 5.4

Fee income 121.7 122.6 120.1 114.1 117.9 121.7 117.9

Other revenue 7.4 14.3 4.8 2.8 7.3 7.4 7.3

Total operating revenues 131.9 142.5 142.2 130.2 130.6 131.9 130.6

Operating benefits and expenses

Operating expenses(101.8)(111.3)(103.1)(99.0)(97.6)(101.8)(97.6)

Total operating benefits and expenses(101.8)(111.3)(103.1)(99.0)(97.6)(101.8)(97.6)

Operating earnings before income taxes 30.1 31.2 39.1 31.2 33.0 30.1 33.0

ING U.S.
Investment Management Key Metrics

(in millions USD)	Balances as of					Balances as of	
	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	3/31/13	3/31/12
Client Assets by Source:							
External clients							
Investment Management sourced	58,002.1	54,061.9	50,761.4	48,879.7	49,754.9	58,002.1	49,754.9
Affiliate sourced	49,658.0	47,284.6	46,376.8	42,563.9	44,050.0	49,658.0	44,050.0
Subtotal external clients	**107,660.1**	**101,346.5**	**97,138.2**	**91,443.6**	**93,804.9**	**107,660.1**	**93,804.9**
General Account [1]	79,965.9	80,404.8	80,082.1	80,079.4	77,121.7	79,965.9	77,121.7
Total Client Assets (AUM)	**187,626.0**	**181,751.3**	**177,220.3**	**171,523.0**	**170,926.6**	**187,626.0**	**170,926.6**
Administration Only Assets (AUA)	55,732.5	54,695.5	54,723.3	56,024.7	58,136.6	55,732.5	58,136.6
Total AUM and AUA	**243,358.5**	**236,446.8**	**231,943.6**	**227,547.7**	**229,063.2**	**243,358.5**	**229,063.2**

	Three Months Ended					Year to Date	
	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	3/31/13	3/31/12
Analysis of investment advisory and administrative revenues, net, by source [2]:							
External clients							
Investment Management sourced	58.0	58.2	56.0	52.6	55.9	58.0	55.9
Affiliate sourced	22.1	21.9	21.4	19.3	19.5	22.1	19.5
Subtotal External Clients	**80.1**	**80.1**	**77.4**	**71.9**	**75.4**	**80.1**	**75.4**
General Account	36.8	37.0	37.6	36.7	37.1	36.8	37.1
Total investment advisory and administrative revenues, net, from AUM	**116.9**	**117.1**	**115.0**	**108.6**	**112.5**	**116.9**	**112.5**
Administration Only Fees	4.8	5.5	5.1	5.5	5.4	4.8	5.4
Total investment advisory and administrative revenues, net, by source [2]	**121.7**	**122.6**	**120.1**	**114.1**	**117.9**	**121.7**	**117.9**
Revenue Yield (bps) [2] [3]:							
External clients							
Investment Management sourced	41.5	44.6	45.1	43.0	44.6	41.5	44.6
Affiliate sourced	18.3	18.7	19.0	17.8	19.0	18.3	19.0
Revenue Yield on Institutional/retail	**30.8**	**32.3**	**32.6**	**31.2**	**33.1**	**30.8**	**33.1**
General Account	18.3	18.5	18.8	19.0	18.8	18.3	18.8
Revenue Yield on Client Assets (AUM)	**25.3**	**26.1**	**26.3**	**25.7**	**26.5**	**25.3**	**26.5**
Revenue Yield on Administration Only Assets (AUA)	3.5	4.1	3.7	3.9	3.7	3.5	3.7
Total Revenue Yield on AUM and AUA (bps) [2] [3]	**20.3**	**21.0**	**20.9**	**20.2**	**20.6**	**20.3**	**20.6**

(1) General Account assets reported on a Statutory Book Value billing basis consistent with revenues earned.

(2) Measures used by management to evaluate ongoing business performance, allowing for more appropriate comparisons with industry peers.

(3) Revenue Yields calculated using average client assets for the period.

Page 32 of 69

ING U.S.

Investment Management Account Rollforward by Source

Three Months Ended Year-to-Date

(in millions USD) 3/31/13 12/31/12 9/30/12 6/30/12 3/31/12 3/31/13 3/31/12

AUM Roll-forward By Source

Investment Management Sourced

Beginning AUM 54,061.9 50,761.4 48,879.7 49,754.8 49,391.6 54,061.9 49,391.6

Inflows

Inflows from take-overs 197.6 481.3 ——197.6 -

Inflows-other 4,598.0 5,536.4 2,732.9 2,093.4 2,515.7 4,598.0 2,515.7

Outflows(2,164.9)(2,255.5)(2,403.7)(2,059.0)(2,701.7)(2,164.9)(2,701.7)

Net Flows 2,630.7 3,762.2 329.2 34.4(186.0) 2,630.7(186.0)

Net Money Market Flows(3.2) 5.6 11.0(6.1)(34.9)(3.2)(34.9)

Change in Market Value 1,728.2 635.5 1,580.0(582.2) 2,857.5 1,728.2 2,857.5

Other (Including Acquisitions / Divestitures)(415.5)(1,102.8)(38.6)(321.2)(2,273.4)(415.5)(2,273.4)

Investment Management sourced AUM End of Period 58,002.1 54,061.9 50,761.4 48,879.7 49,754.8 58,002.1 49,754.8

Organic Growth (Long Term Net Flows / Beginning of Period AUM) 4.87% 7.41% 0.67% 0.07% -0.38% 4.87% -0.38%

Market Growth % 3.20% 1.25% 3.23% -1.17% 5.79% 3.20% 5.79%

Affiliate Sourced

Beginning AUM 47,284.6 46,376.8 42,563.9 44,050.0 37,851.8 47,284.6 37,851.8

Inflows

Inflows from take-overs 447.1 125.2 2,404.2—3,909.8 447.1 3,909.8

Inflows-other 1,579.6 2,311.6 1,081.7 1,269.4 1,240.8 1,579.6 1,240.8

Outflows(1,479.9)(1,716.5)(1,294.1)(2,120.6)(1,305.7)(1,479.9)(1,305.7)

Net Flows 546.8 720.3 2,191.8(851.2) 3,844.9 546.8 3,844.9

Net Money Market Flows(226.2) 20.4(75.7)(49.8)(229.7)(226.2)(229.7)

Change in Market Value 2,111.2 230.2 1,861.6(751.5) 2,589.7 2,111.2 2,589.7

Other (Including Acquisitions / Divestitures)(58.5)(63.0)(164.8) 166.3(6.6)(58.5)(6.6)

Affiliate sourced AUM End of Period 49,658.0 47,284.6 46,376.8 42,563.9 44,050.0 49,658.0 44,050.0

Organic Growth (Long Term Net Flows / Beginning of Period AUM) 1.16% 1.55% 5.15% -1.93% 10.16% 1.16% 10.16%

Market Growth % 4.46% 0.50% 4.37% -1.71% 6.84% 4.46% 6.84%

Other affiliate sourced net flows 1,040.4 1,365.7 2,645.3(396.8) 4,184.8 1,040.4 4,184.8

Variable annuity net flows(493.6)(645.4)(453.6)(454.3)(339.9)(493.6)(339.9)

Total affiliate sourced net flows 546.8 720.3 2,191.8(851.2) 3,844.9 546.8 3,844.9

Investment Management sourced net flows 2,630.7 3,762.2 329.2 34.4(186.0) 2,630.7(186.0)

Total net flows 3,177.5 4,482.5 2,521.0(816.8) 3,658.9 3,177.5 3,658.9

ING U.S. Page 33 of 69

ING U.S.

Investment Management Account Value by Asset Type

Balances as of

3/31/13 12/31/12 9/30/12 6/30/12 3/31/12

(in millions USD)

Institutional

Equity 14,644.1 13,769.5 12,161.7 11,491.2 11,662.4

Fixed Income 32,246.4 29,894.4 28,402.5 27,364.6 27,534.0

Real Estate — — -

Money Market 17.1 33.3 30.2 21.3 11.5

Total 46,907.6 43,697.2 40,594.4 38,877.1 39,207.9

Retail

Equity 36,199.9 33,315.3 33,044.2 29,858.1 31,752.7

Fixed Income 15,459.7 15,406.2 15,074.2 14,583.0 14,806.8

Real Estate 6,794.1 6,401.3 5,921.6 5,541.3 5,399.5

Money Market 2,298.7 2,526.5 2,503.8 2,584.1 2,637.9

Total 60,752.4 57,649.3 56,543.8 52,566.5 54,596.9

General Account

Equity 200.8 251.1 272.5 275.8 276.4

Fixed Income 76,548.7 75,957.9 77,147.8 75,877.5 75,092.2

Real Estate — — -

Money Market 3,216.4 4,195.8 2,661.9 3,926.0 1,753.1

Total 79,965.9 80,404.8 80,082.1 80,079.4 77,121.7

Combined Asset Type

Equity 51,044.9 47,335.9 45,478.4 41,625.1 43,691.6

Fixed Income 124,254.8 121,258.5 120,624.5 117,825.1 117,433.0

Real Estate 6,794.1 6,401.3 5,921.6 5,541.3 5,399.5

Money Market 5,532.2 6,755.6 5,195.9 6,531.4 4,402.5

Total 187,626.0 181,751.3 177,220.3 171,523.0 170,926.6

ING U.S. Page 34 of 69

ING U.S. Page 35 of 69

ING U.S.
Individual Life Sources of Operating Earnings

(in millions USD)	Three Months Ended 3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	Year-to-Date 3/31/13	3/31/12
Sources of operating earnings before income taxes:							
Investment spread and other investment income	52.4	38.8	59.6	58.2	71.1	52.4	71.1
Fee based margin	4.8	4.7	4.9	4.9	5.0	4.8	5.0
Net underwriting gain (loss) and other revenue	115.9	146.4	130.5	99.5	119.0	115.9	119.0
Administrative expenses	(67.0)	(76.6)	(76.6)	(75.8)	(78.0)	(67.0)	(78.0)
Trail commissions	(7.7)	(6.1)	(8.4)	(5.9)	(10.1)	(7.7)	(10.1)
DAC/VOBA and other intangibles amortization, excluding unlocking	(44.9)	(57.2)	(60.2)	(47.3)	(47.6)	(44.9)	(47.6)
DAC/VOBA and other intangibles unlocking	(2.7)	4.6	3.4	(0.2)	(4.4)	(2.7)	(4.4)
Operating earnings before income taxes	**50.8**	**54.6**	**53.2**	**33.4**	**55.0**	**50.8**	**55.0**
Gross Investment Income							
Fixed income	203.2	202.2	222.0	225.1	221.3	203.2	221.3
Limited partnership income	1.5	(1.2)	(0.1)	4.1	(1.6)	1.5	(1.6)
Prepayment fee income	7.7	4.4	0.6	2.6	5.8	7.7	5.8
Total gross investment income	**212.4**	**205.4**	**222.5**	**231.8**	**225.5**	**212.4**	**225.5**
Investment expenses	(5.4)	(5.4)	(5.8)	(6.2)	(5.9)	(5.4)	(5.9)
Credited interest	(162.3)	(166.1)	(163.1)	(160.5)	(159.9)	(162.3)	(159.9)
Net margin	**44.7**	**33.9**	**53.6**	**65.1**	**59.7**	**44.7**	**59.7**
Other investment income*	7.6	4.8	5.8	(6.9)	11.5	7.6	11.5
Investment spread and other investment income	**52.4**	**38.8**	**59.6**	**58.2**	**71.1**	**52.4**	**71.1**
Net underwriting gain (loss) and other revenue							
Fee Revenue/Premiums	488.4	503.4	498.2	507.1	489.1	488.4	489.1
Net Mortality, including Reinsurance	(301.8)	(261.7)	(272.1)	(279.9)	(277.4)	(301.8)	(277.4)
Reserve Change/Other	(70.7)	(95.5)	(95.6)	(127.7)	(92.7)	(70.7)	(92.7)
Total net underwriting gain (loss) and other revenue	**115.9**	**146.4**	**130.5**	**99.5**	**119.0**	**115.9**	**119.0**

* Includes investment income on assets backing surplus that has been allocated from the corporate segment, as well as income from policy loans.

Page 36 of 69

ING U.S.

Individual Life Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 3/31/13 12/31/12 9/30/12 6/30/12 3/31/12 3/31/13 3/31/12

Operating revenues

Net investment income and net realized gains (losses) 216.9 213.1 229.7 224.0 247.0 216.9 247.0

Fee income 276.8 282.0 262.4 288.0 283.3 276.8 283.3

Premiums 185.8 191.7 180.0 186.7 179.4 185.8 179.4

Other revenue 7.6 7.4 6.4 10.5 2.3 7.6 2.3

Total operating revenues 687.1 694.2 678.5 709.2 712.0 687.1 712.0

Operating benefits and expenses

Interest credited and other benefits to contract owners/policyholders(501.6)(489.1)(509.5)(531.0)(504.8)(501.6)(504.8)

Operating expenses(90.9)(101.0)(97.1)(95.4)(97.0)(90.9)(97.0)

Net amortization of DAC/VOBA(42.9)(47.7)(16.6)(47.4)(50.6)(42.9)(50.6)

Interest expense(0.9)(1.8)(2.1)(2.0)(4.6)(0.9)(4.6)

Total operating benefits and expenses(636.3)(639.6)(625.3)(675.8)(657.0)(636.3)(657.0)

Operating earnings before income taxes 50.8 54.6 53.2 33.4 55.0 50.8 55.0

ING U.S.

ING U.S.
Individual Life Key Metrics

(in millions USD)	Three Months Ended					Year-to-Date	
	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	3/31/13	3/31/12
Sales by Product Line							
Guaranteed	0.5	7.7	18.2	24.6	22.2	0.5	22.2
Accumulation	4.0	5.4	6.9	6.9	6.1	4.0	6.1
Indexed	6.8	11.8	8.1	8.5	5.1	6.8	5.1
Total Universal life	**11.3**	**24.9**	**33.2**	**40.0**	**33.4**	**11.3**	**33.4**
Variable life	2.7	1.6	2.3	1.2	1.2	2.7	1.2
Term	15.2	19.2	28.2	35.2	33.7	15.2	33.7
Whole life	-	-	-	-	-	-	-
Total sales by product line	**29.2**	**45.7**	**63.7**	**76.4**	**68.3**	**29.2**	**68.3**
Sales by Distribution							
Independent life sales	19.1	32.1	49.4	57.4	53.6	19.1	53.6
Strategic distribution	5.4	8.5	7.2	9.8	6.6	5.4	6.6
Alternative and Specialty markets	4.7	5.1	7.3	9.2	8.1	4.7	8.1
Total sales by distribution	**29.2**	**45.7**	**63.7**	**76.4**	**68.3**	**29.2**	**68.3**
Gross premiums and deposits by product:							
Interest sensitive	275.2	322.2	347.1	384.9	379.9	275.2	379.9
Non - interest sensitive	223.4	217.4	223.6	230.7	218.8	223.4	218.8
Total gross premiums and deposits	**498.6**	**539.6**	**570.7**	**615.6**	**598.7**	**498.6**	**598.7**
Applications							
New business policy count (Paid)	16,137	20,471	29,072	36,339	34,054	16,137	34,054
End of Period:							
In-force face amount (by product)							
Universal life	79,969.4	80,685.4	80,456.2	80,134.4	79,764.9	79,969.4	79,764.9
Variable life	29,642.4	30,182.3	30,761.4	31,335.9	31,902.2	29,642.4	31,902.2
Term	496,919.3	494,759.5	491,263.4	482,668.4	467,605.7	496,919.3	467,605.7
Whole life	2,312.7	2,348.3	2,377.3	2,418.4	2,452.8	2,312.7	2,452.8
Total In-force Face	**608,843.8**	**607,975.5**	**604,858.3**	**596,557.1**	**581,725.6**	**608,843.8**	**581,725.6**
In-force policy count (in whole numbers)							
Universal life	301,703	305,115	306,679	308,331	309,992	301,703	309,992
Variable life	70,364	71,589	72,783	73,939	75,229	70,364	75,229
Term	829,444	824,794	818,457	805,154	783,182	829,444	783,182
Whole life	148,767	151,346	153,960	156,645	158,978	148,767	158,978
Total Policy Counts	**1,350,278**	**1,352,844**	**1,351,879**	**1,344,069**	**1,327,381**	**1,350,278**	**1,327,381**
Assets under management							
General account	13,089.6	12,910.0	12,828.0	12,709.0	12,569.2	13,089.6	12,569.2
Separate account	2,509.2	2,412.0	2,447.0	2,371.0	2,491.7	2,509.2	2,491.7
Total	**15,598.8**	**15,322.5**	**15,274.9**	**15,080.3**	**15,060.9**	**15,598.8**	**15,060.9**

Page 38 of 69

ING U.S.

ING U.S.
Employee Benefits Sources of Operating Earnings

(in millions USD)	Three Months Ended 3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	Year-to-Date 3/31/13	3/31/12
Sources of operating earnings before income taxes:							
Investment spread and other investment income	12.0	10.4	13.8	9.5	15.4	12.0	15.4
Net underwriting gain (loss) and other revenue	62.8	80.6	82.9	80.9	64.2	62.8	64.2
Administrative expenses	(39.6)	(41.6)	(40.2)	(39.8)	(44.0)	(39.6)	(44.0)
Trail commissions	(19.7)	(17.7)	(16.7)	(17.6)	(17.5)	(19.7)	(17.5)
DAC/VOBA and other intangibles amortization, excluding unlocking	(3.1)	(3.1)	(3.7)	(3.9)	(2.5)	(3.1)	(2.5)
Operating earnings before income taxes	**12.4**	**28.6**	**36.1**	**29.1**	**15.6**	**12.4**	**15.6**
Gross Investment Income							
Fixed income	26.1	24.8	26.7	27.1	26.7	26.1	26.7
Limited partnership income	0.1	(0.2)	-	0.6	(0.2)	0.1	(0.2)
Prepayment fee income	0.5	0.2	0.4	0.3	0.1	0.5	0.1
Total gross investment income	**26.7**	**24.8**	**27.1**	**28.0**	**26.6**	**26.7**	**26.6**
Investment expenses	(0.9)	(0.9)	(0.9)	(1.0)	(1.0)	(0.9)	(1.0)
Credited interest	(16.3)	(16.6)	(16.1)	(16.2)	(16.2)	(16.3)	(16.2)
Net margin	**9.5**	**7.3**	**10.1**	**10.8**	**9.4**	**9.5**	**9.4**
Other investment income*	2.5	3.1	3.7	(1.4)	5.9	2.5	5.9
Investment spread and other investment income	**12.0**	**10.4**	**13.8**	**9.5**	**15.4**	**12.0**	**15.4**
Group life							
Premiums	118.9	116.4	116.2	114.4	113.8	118.9	113.8
Benefits	(101.5)	(91.2)	(89.5)	(79.5)	(94.3)	(101.5)	(94.3)
Other [(1)]	(3.1)	(3.4)	(2.6)	(2.7)	(2.4)	(3.1)	(2.4)
Total	**14.2**	**21.8**	**24.1**	**32.1**	**17.2**	**14.2**	**17.2**
Loss Ratio (Interest adjusted)	**85.4%**	**78.4%**	**77.0%**	**69.5%**	**82.8%**	**85.4%**	**82.8%**
Group stop loss							
Premiums	135.7	136.5	139.0	142.1	143.9	135.7	143.9
Benefits	(105.4)	(94.8)	(97.7)	(107.3)	(109.7)	(105.4)	(109.7)
Other [(1)]	(1.3)	(0.7)	(0.8)	(0.8)	(0.9)	(1.3)	(0.9)
Total	**29.1**	**41.0**	**40.4**	**34.1**	**33.3**	**29.1**	**33.3**
Loss Ratio	**77.6%**	**69.5%**	**70.3%**	**75.5%**	**76.2%**	**77.6%**	**76.2%**
Voluntary Benefits, Disability, and Other	**19.4**	**17.6**	**18.4**	**14.7**	**13.8**	**19.4**	**13.8**
Net underwriting gain (loss) and other revenue	**62.8**	**80.6**	**82.9**	**80.9**	**64.2**	**62.8**	**64.2**

[(1)] Other includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.

* Includes investment income on assets backing surplus that has been allocated from the corporate segment.

Page 40 of 69

ING U.S.

Employee Benefits Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 3/31/13 12/31/12 9/30/12 6/30/12 3/31/12 3/31/13 3/31/12

Operating revenues

Net investment income and net realized gains (losses) 28.4 27.0 30.0 25.6 31.7 28.4 31.7

Fee income 15.8 15.9 15.7 15.5 15.4 15.8 15.4

Premiums 274.9 271.6 265.8 272.3 268.4 274.9 268.4

Other revenue(1.0)(0.9)(1.0) 0.4(2.2)(1.0)(2.2)

Total operating revenues 318.1 313.6 310.5 313.8 313.3 318.1 313.3

Operating benefits and expenses

Interest credited and other benefits to contract owners/policyholders(242.6)(220.9)(214.0)(223.2)(234.0)(242.6)(234.0)

Operating expenses(60.0)(60.7)(56.7)(57.6)(61.2)(60.0)(61.2)

Net amortization of DAC/VOBA(3.1)(3.4)(3.7)(3.9)(2.5)(3.1)(2.5)

Total operating benefits and expenses(305.7)(285.0)(274.4)(284.7)(297.7)(305.7)(297.7)

Operating earnings before income taxes 12.4 28.6 36.1 29.1 15.6 12.4 15.6

ING U.S.

ING U.S.

Employee Benefits Key Metrics

Three Months Ended Year-to-Date

(in millions USD) 3/31/13 12/31/12 9/30/12 6/30/12 3/31/12 3/31/13 3/31/12

Sales

Group life (Basic / Sup / AD&D) 44.0 2.0 13.0 7.6 25.3 44.0 25.3

Group stop loss 89.7 7.8 12.5 19.0 112.3 89.7 112.3

Disability 10.9 1.8 3.6 1.5 8.9 10.9 8.9

Association (Life, DI, PAI)—12.7 0.4 0.6 0.6—0.6

Other (PAI) 1.8—0.6 0.3 0.1 1.8 0.1

Total group products 146.4 24.3 30.1 29.0 147.2 146.4 147.2

Voluntary products 10.3 8.3 3.8 5.0 7.4 10.3 7.4

Total sales by product line 156.7 32.6 33.9 34.0 154.6 156.7 154.6

Total gross premiums and deposits 319.5 314.3 311.2 313.8 312.8 319.5 312.8

Total annualized in-force premiums 1,316.2 1,286.6 1,301.1 1,327.3 1,308.1 1,316.2 1,308.1

Assets under management (EOP)

General account 1,739.1 1,745.5 1,752.9 1,754.9 1,725.6 1,739.1 1,725.6

Separate account 14.7 14.0 14.3 13.2 14.2 14.7 14.2

Total 1,753.8 1,759.5 1,767.2 1,768.1 1,739.8 1,753.8 1,739.8

ING U.S.

ING U.S.

ING U.S.

Corporate Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 3/31/13 12/31/12 9/30/12 6/30/12 3/31/12 3/31/13 3/31/12

Interest expense (including interest rate swap settlements)(41.9)(39.2)(39.8)(32.1)(16.7)(41.9)(16.7)

Closed Block Variable Annuity contingent capital LOC(12.8)(13.1)(13.1)(11.6)(18.9)(12.8)(18.9)

Amortization of intangibles(8.8)(8.8)(8.8)(8.7)(8.7)(8.8)(8.7)

Other 13.4 17.5 4.1 19.7(4.1) 13.4(4.1)

Operating earnings before income taxes(50.1)(43.6)(57.6)(32.7)(48.4)(50.1)(48.4)

ING U.S.

ING U.S.

ING U.S.
Closed Blocks Operating Earnings

(in millions USD)	Three Months Ended 3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	Year-to-Date 3/31/13	3/31/12
Closed Block Institutional Spread Products	22.1	4.7	10.0	8.9	22.1	22.1	22.1
Closed Block Other	(0.7)	19.1	11.8	30.9	2.2	(0.7)	2.2
Operating earnings before income taxes	**21.4**	**23.8**	**21.8**	**39.8**	**24.3**	**21.4**	**24.3**

Closed Block Institutional Spread Products	Three Months Ended 3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	Year-to-Date 3/31/13	3/31/12
Operating revenues							
Net investment income and net realized gains (losses)	38.0	23.7	29.6	30.1	42.9	38.0	42.9
Fee income	-	0.1	-	-	-	-	-
Premiums	0.6	0.6	0.5	0.6	0.6	0.6	0.6
Other revenue	(0.3)	(0.4)	(0.2)	(0.4)	(0.5)	(0.3)	(0.5)
Total operating revenues	**38.3**	**24.0**	**29.9**	**30.3**	**43.0**	**38.3**	**43.0**
Operating benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(13.5)	(16.1)	(16.6)	(17.4)	(17.4)	(13.5)	(17.4)
Operating expenses	(2.6)	(2.9)	(2.6)	(3.2)	(2.8)	(2.6)	(2.8)
Net amortization of DAC/VOBA	(0.1)	(0.2)	(0.1)	(0.2)	(0.1)	(0.1)	(0.1)
Interest expense	-	(0.1)	(0.6)	(0.6)	(0.6)	-	(0.6)
Total operating benefits and expenses	**(16.2)**	**(19.3)**	**(19.9)**	**(21.4)**	**(20.9)**	**(16.2)**	**(20.9)**
Operating earnings before income taxes	**22.1**	**4.7**	**10.0**	**8.9**	**22.1**	**22.1**	**22.1**

Closed Block Other	Three Months Ended 3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	Year-to-Date 3/31/13	3/31/12
Operating revenues							
Net investment income and net realized gains (losses)	6.0	10.9	8.3	7.6	8.2	6.0	8.2
Fee income	-	-	-	-	0.1	-	0.1
Premiums	0.9	0.9	1.2	1.3	1.7	0.9	1.7
Other revenue	0.3	2.4	1.1	(0.3)	0.4	0.3	0.4
Total operating revenues	**7.2**	**14.2**	**10.6**	**8.6**	**10.4**	**7.2**	**10.4**
Operating benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(6.8)	6.8	2.7	1.3	(7.0)	(6.8)	(7.0)
Operating expenses	(1.1)	(1.9)	(1.5)	21.0	(1.2)	(1.1)	(1.2)
Total operating benefits and expenses	**(7.9)**	**4.9**	**1.2**	**22.3**	**(8.2)**	**(7.9)**	**(8.2)**
Operating earnings before income taxes	**(0.7)**	**19.1**	**11.8**	**30.9**	**2.2**	**(0.7)**	**2.2**

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ING U.S.
Closed Block Variable Annuity Income (Loss) before income taxes

(in millions USD)	Three Months Ended 3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	Year-to-Date 3/31/13	3/31/12
Revenues							
Net investment income	18.4	17.2	12.2	5.9	17.4	18.4	17.4
Fee income	309.3	312.9	307.9	304.8	310.3	309.3	310.3
Net realized gains (losses)	(776.4)	(267.3)	(283.0)	480.8	(1,313.3)	(776.4)	(1,313.3)
Other revenues and premiums	4.7	5.3	5.4	6.7	6.8	4.7	6.8
Total revenues	**(444.0)**	**68.1**	**42.5**	**798.2**	**(978.8)**	**(444.0)**	**(978.8)**
Benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	94.1	(107.6)	84.1	(286.4)	196.3	94.1	196.3
Operating expenses and interest expense	(112.2)	(113.3)	(113.3)	(113.6)	(110.2)	(112.2)	(110.2)
Net amortization of DAC/VOBA	(15.0)	(14.5)	(12.5)	(16.3)	(15.0)	(15.0)	(15.0)
Total benefits and expenses	**(33.1)**	**(235.4)**	**(41.7)**	**(416.3)**	**71.1**	**(33.1)**	**71.1**
Income (loss) before income taxes	**(477.1)**	**(167.3)**	**0.8**	**381.9**	**(907.7)**	**(477.1)**	**(907.7)**

	Three Months Ended 3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	Year-to-Date 3/31/13	3/31/12
The following table presents notable items that result in volatility in income (loss) before income taxes:							
Net gains (losses) related to incurred guaranteed benefits and guarantee hedge program, excluding nonperformance risk [(1)]	(453.9)	(18.0)	(449.7)	(74.1)	(316.5)	(453.9)	(316.5)
Gains (losses) related to CHO program [(1)]	(158.5)	18.5	(146.2)	64.1	(287.4)	(158.5)	(287.4)
Gain (loss) due to nonperformance risk[(1)]	(106.7)	(401.4)	358.9	170.4	(571.5)	(106.7)	(571.5)
Net investment gains (losses) [(1)]	13.5	(0.6)	(3.1)	8.5	21.9	13.5	21.9
DAC/VOBA and other intangibles unlocking and loss recognition	(0.2)	0.3	2.8	(1.5)	0.2	(0.2)	0.2

[(1)] Amounts exclude net amortization of DAC/VOBA and other intangibles.

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Closed Block Variable Annuity Death and Living Benefits

Balances as of

(in millions USD) 3/31/13 12/31/12 9/30/12 6/30/12 3/31/12

Death and living benefits-account value

GMAB/GMWB 1,042.6 1,048.1 1,119.3 1,137.1 1,237.0

GMIB 15,481.8 14,904.0 15,113.5 14,714.5 15,573.8

GMWBL 16,075.2 15,612.0 15,745.9 15,328.3 16,002.2

No living benefits 11,246.1 10,976.1 11,251.9 11,097.1 11,802.0

Total* 43,845.7 42,540.1 43,230.5 42,277.0 44,615.0

Discounted net amount at risk (after reinsurance)

Total DB NAR 6,104.8 7,029.1 7,025.5 7,956.2 6,901.6

GMAB/GMWB 31.7 42.4 44.2 55.7 46.2

GMIB 3,028.9 3,576.0 3,531.3 3,861.7 2,688.6

GMWBL 1,293.2 1,702.5 1,837.3 2,170.4 1,625.2

Total LB NAR 4,353.8 5,320.8 5,412.9 6,087.9 4,360.0

*Excludes assets associated with Payout Reserves, Policy Loans, and Life Insurance Business

ING U.S.

ING U.S.

Closed Block Variable Annuity AUM Rollforward

Three Months Ended Year-to-Date

3/31/13 12/31/12 9/30/12 6/30/12 3/31/12 3/31/13 3/31/12

(in millions USD)

Balance as of beginning of period 43,198.4 43,842.2 42,843.4 45,133.8 42,645.5 43,198.4 42,645.5

Deposits 131.8 127.1 115.2 132.7 125.4 131.8 125.4

Surrenders, benefits, and product charges(1,075.6)(1,076.6)(953.3)(967.6)(1,021.8)(1,075.6)(1,021.8)

Net cash flow(943.9)(949.5)(838.1)(834.8)(896.4)(943.9)(896.4)

Interest credited and investment performance 2,292.0 305.7 1,836.9(1,455.5) 3,384.7 2,292.0 3,384.7

Balance as of end of period* 44,546.6 43,198.4 43,842.2 42,843.4 45,133.8 44,546.6 45,133.8

Assets Under Management

General account 1,272.1 1,237.6 1,188.5 1,147.7 1,107.2 1,272.1 1,107.2

Separate account 43,274.5 41,960.8 42,653.7 41,695.7 44,026.6 43,274.5 44,026.6

Total* 44,546.6 43,198.4 43,842.2 42,843.4 45,133.8 44,546.6 45,133.8

Payout Reserves, included above

Reserves, end of period 648.8 607.8 561.4 515.7 464.0 648.8 464.0

*Includes assets associated with Payout Reserves, Policy Loans, and Life Insurance Business

ING U.S.

ING U.S.

ING U.S.
Portfolio Composition

(in millions USD)	3/31/13 Amount	3/31/13 % of Total	12/31/12 Amount	12/31/12 % of Total	9/30/12 Amount	9/30/12 % of Total	6/30/12 Amount	6/30/12 % of Total	3/31/12 Amount	3/31/12 % of Total
	Balances as of									
Composition of Investment Portfolio										
Fixed maturities, available for sale, at fair value, before consolidation	70,708.5		70,995.5		71,077.1		67,961.6		66,510.8	
CLOs Adjustments (1)	(133.0)		(84.1)		(79.4)		(73.5)		(80.5)	
VOEs Adjustments (1)	47.4		(1.1)		40.7		35.1		34.3	
Fixed maturities, available for sale, at fair value, after consolidation	70,622.9	76.7%	70,910.3	74.2%	71,038.4	74.6%	67,923.2	71.3%	66,464.6	73.8%
Fixed maturities, at fair value using the fair value option	2,675.8	2.9%	2,771.3	2.8%	2,875.1	3.0%	3,145.9	3.3%	3,064.1	3.4%
Equity securities, available for sale, at fair value	282.3	0.3%	340.1	0.4%	328.9	0.4%	343.0	0.4%	354.2	0.4%
Short-term investments	2,992.1	3.2%	5,991.2	6.3%	3,637.4	3.8%	5,765.9	6.0%	3,073.3	3.4%
Mortgage loans on real estate	8,949.4	9.7%	8,662.3	9.1%	8,682.6	9.1%	8,953.2	9.4%	8,929.0	9.9%
Loans - Dutch State Obligation	-	0.0%	-	0.0%	1,503.6	1.6%	1,596.9	1.7%	1,645.0	1.8%
Policy loans	2,204.4	2.4%	2,200.3	2.3%	2,212.9	2.3%	2,209.0	2.3%	2,224.1	2.5%
Limited partnerships/corporations, before consolidation	1,036.7		1,031.0		1,470.4		1,497.2		1,837.6	
VOEs Adjustments (1)	(568.2)		(565.9)		(955.6)		(965.6)		(1,210.8)	
Limited partnerships/corporations, after consolidation	468.5	0.5%	465.1	0.5%	514.8	0.5%	531.6	0.6%	626.8	0.7%
Derivatives	2,077.0	2.3%	2,374.5	2.5%	2,733.7	2.9%	2,983.1	3.1%	2,043.9	2.3%
Other investments	166.7	0.2%	167.0	0.2%	205.1	0.2%	206.9	0.2%	207.1	0.2%
Securities pledged to creditors	1,774.7	1.8%	1,605.5	1.7%	1,462.2	1.6%	1,657.4	1.7%	1,435.4	1.6%
Total investments, after consolidation	**92,213.8**	**100.0%**	**95,487.6**	**100.0%**	**95,194.7**	**100.0%**	**95,316.1**	**100.0%**	**90,067.5**	**100.0%**
Fixed Maturity Securities - Security Sector (2)										
U.S. Government agencies and authorities	6,467.0	8.6%	6,607.9	8.8%	6,769.9	9.0%	6,149.9	8.5%	5,277.5	7.4%
U.S. Corporate - Public	32,137.7	42.8%	31,597.4	41.9%	30,568.2	40.5%	29,280.1	40.2%	28,182.0	39.7%
U.S. Corporate - Private	5,622.2	7.5%	5,566.5	7.4%	5,486.5	7.3%	5,272.3	7.2%	5,140.5	7.3%
Foreign Government / Agency	1,156.1	1.5%	1,190.0	1.6%	1,181.9	1.6%	1,132.9	1.6%	1,056.8	1.5%
Foreign Corporate - Public	6,807.3	9.1%	6,476.7	8.6%	6,146.7	8.1%	5,857.9	8.1%	5,994.7	8.5%
Foreign Corporate - Private	8,146.6	10.9%	8,317.8	11.0%	8,351.0	11.1%	8,227.4	11.3%	8,158.0	11.5%
State, municipalities and political subdivisions	317.8	0.4%	352.8	0.5%	350.9	0.5%	349.7	0.5%	392.2	0.6%
Residential mortgaged-backed securities:							-			
CMO-B Agency	2,934.3	3.9%	3,066.4	4.1%	3,288.5	4.4%	3,841.7	5.3%	3,783.6	5.3%
CMO-B Non-Agency	540.5	0.7%	582.8	0.8%	612.1	0.8%	698.0	1.0%	710.5	1.0%
Agency	2,706.7	3.6%	2,779.7	3.7%	3,475.4	4.6%	2,941.7	4.0%	2,863.6	4.0%
Non-Agency (3)	1,997.0	2.7%	2,193.9	2.9%	2,255.8	3.0%	2,258.0	3.1%	2,399.0	3.4%
Total Residential mortgage-backed securities	**8,178.5**	**10.9%**	**8,622.8**	**11.5%**	**9,631.8**	**12.8%**	**9,739.4**	**13.4%**	**9,756.7**	**13.7%**
Commercial mortgage-backed securities	4,813.2	6.4%	4,946.4	6.6%	5,217.0	6.9%	5,197.5	7.1%	5,481.4	7.7%
Other asset-backed securities (3)	1,427.0	1.9%	1,608.8	2.1%	1,671.8	2.2%	1,519.4	2.1%	1,524.3	2.1%
Total fixed maturities, including securities pledged	**75,073.4**	**100.0%**	**75,287.1**	**100.0%**	**75,375.7**	**100.0%**	**72,726.5**	**100.0%**	**70,964.1**	**100.0%**
Fixed Maturity Securities - Contractual Maturity Dates										
Due to mature:										
Due in one year or less	3,021.8	4.0%	2,918.1	3.9%	2,980.3	4.0%	2,719.9	3.7%	2,371.7	3.3%
Due after one year through five years	15,205.4	20.3%	15,353.4	20.4%	15,013.6	19.9%	14,273.8	19.6%	13,536.7	19.1%
Due after five years through ten years	19,830.3	26.4%	19,179.7	25.5%	18,554.3	24.6%	18,014.0	24.8%	17,865.4	25.2%
Due after ten years	22,597.2	30.1%	22,657.9	30.1%	22,306.9	29.6%	21,262.5	29.3%	20,427.9	28.9%
C-MOB	3,474.8	4.6%	3,649.2	4.8%	3,900.6	5.2%	4,539.7	6.2%	4,494.1	6.3%
Mortgage-backed securities	9,516.9	12.7%	9,920.0	13.2%	10,948.2	14.5%	10,397.2	14.3%	10,744.0	15.1%
Other asset-backed securities (3)	1,427.0	1.9%	1,608.8	2.1%	1,671.8	2.2%	1,519.4	2.1%	1,524.3	2.1%
Total fixed maturities, including securities pledged	**75,073.4**	**100.0%**	**75,287.1**	**100.0%**	**75,375.7**	**100.0%**	**72,726.5**	**100.0%**	**70,964.1**	**100.0%**
Fixed Maturity Securities - NAIC Quality Designation										
NAIC Quality Designation										
1	42,710.2	56.9%	42,197.7	56.1%	42,964.1	57.0%	41,404.0	56.9%	40,017.1	56.4%
2	28,764.1	38.3%	29,245.1	38.9%	28,571.7	37.9%	27,474.3	37.8%	26,887.1	37.8%
3	2,605.5	3.5%	2,670.7	3.5%	2,794.8	3.7%	2,785.3	3.8%	2,975.1	4.2%
4	578.3	0.8%	699.8	0.9%	534.1	0.7%	474.1	0.7%	544.5	0.8%
5	186.0	0.2%	254.8	0.3%	251.1	0.3%	320.8	0.4%	504.9	0.7%
6	229.3	0.3%	219.0	0.3%	259.9	0.4%	268.0	0.4%	35.4	0.1%
Total fixed maturities, including securities pledged (4)	**75,073.4**	**100.0%**	**75,287.1**	**100.0%**	**75,375.7**	**100.0%**	**72,726.5**	**100.0%**	**70,964.1**	**100.0%**
Fixed Maturity Securities - ARO Quality Rating										
ARO Quality Rating										
AAA	16,047.9	21.4%	16,752.5	22.3%	17,963.9	23.8%	17,418.1	23.9%	16,790.1	23.7%
AA	4,338.0	5.8%	4,067.1	5.4%	3,777.3	5.0%	3,602.6	5.0%	3,620.5	5.1%
A	20,115.9	26.8%	19,414.6	25.8%	19,133.8	25.4%	18,473.4	25.4%	17,707.2	25.0%
BBB	29,205.9	38.9%	29,445.1	39.1%	29,034.0	38.5%	27,860.2	38.3%	27,208.4	38.3%
BB	2,877.3	3.8%	2,865.1	3.8%	2,876.4	3.8%	2,766.3	3.8%	2,980.9	4.2%
B and below	2,488.4	3.3%	2,742.7	3.6%	2,590.3	3.5%	2,605.9	3.6%	2,657.0	3.7%
Total fixed maturities, including securities pledged	**75,073.4**	**100.0%**	**75,287.1**	**100.0%**	**75,375.7**	**100.0%**	**72,726.5**	**100.0%**	**70,964.1**	**100.0%**

(1) Adjustments include the elimination of intercompany transactions between the Company and its consolidated investment entities, primarily the elimination of the Company's equity at risk recorded as investments by the Company (before consolidation) against either equity (private equity and real estate partnership funds) or senior and subordinated debt (CLOs) of the funds.
(2) Fixed Maturity Securities includes fixed maturities,available for sale,fixed maturities at fair value using the fair value option and securities pledged to creditors.
(3) Subprime asset-backed securities are included as a component of Non-Agency RMBS under this presentation.
(4) ARO ratings do not directly translate into NAIC ratings.

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Portfolio Results

(in millions USD)	Three Months Ended 3/31/13 Net Investment Income	3/31/13 Annualized Yield	12/31/12 Net Investment Income	12/31/12 Annualized Yield	9/30/12 Net Investment Income	9/30/12 Annualized Yield	6/30/12 Net Investment Income	6/30/12 Annualized Yield	3/31/12 Net Investment Income	3/31/12 Annualized Yield	Year to Date 3/31/13 Net Investment Income	3/31/13 Annualized Yield	Year to Date 3/31/12 Net Investment Income	3/31/12 Annualized Yield
Operating investment income and annualized yield														
Fixed maturity securities [1]	855.6	5.21%	854.6	5.23%	872.7	5.42%	898.1	5.72%	890.0	5.56%	855.6	5.21%	890.0	5.56%
Equity securities	2.6	3.72%	3.2	3.77%	5.4	6.81%	5.9	7.14%	3.2	3.67%	2.6	3.72%	3.2	3.67%
Mortgage loans	115.4	5.38%	114.0	5.42%	119.0	5.50%	120.2	5.44%	122.4	5.67%	115.4	5.38%	122.4	5.67%
Limited partnerships	23.2	9.37%	17.4	6.98%	22.2	6.22%	(47.8)	-11.98%	60.7	14.13%	23.2	9.37%	60.7	14.13%
Policy loans	29.9	5.57%	30.0	5.60%	30.1	5.60%	30.7	5.72%	30.7	5.68%	29.9	5.57%	30.7	5.68%
Dutch state obligation (Alt-A transaction)	-	0.00%	1.6	0.91%	4.3	1.10%	4.4	1.09%	3.8	0.91%	-	0.00%	3.8	0.91%
Short-term investments	0.9	0.12%	1.5	0.10%	1.0	0.11%	2.1	0.14%	0.8	0.10%	0.9	0.12%	0.8	0.10%
Derivatives [1]	(11.9)	N/A	(13.9)	N/A	(9.0)	N/A	(18.3)	N/A	(15.0)	N/A	(11.9)	N/A	(15.0)	N/A
Pre-payment fee income	25.6	0.12%	17.9	0.08%	13.7	0.06%	17.3	0.08%	20.6	0.10%	25.6	0.12%	20.6	0.10%
Other assets	3.5	N/A	11.0	N/A	(1.6)	N/A	5.5	N/A	8.2	N/A	3.5	N/A	8.2	N/A
Gross investment income before expenses and fees	**1,044.8**	**5.17%**	**1,037.3**	**4.94%**	**1,057.8**	**5.14%**	**1,018.1**	**4.89%**	**1,125.4**	**5.50%**	**1,044.8**	**5.17%**	**1,125.4**	**5.50%**
Expenses and fees	(40.7)	-0.21%	(41.4)	-0.20%	(40.0)	-0.20%	(41.8)	-0.21%	(41.7)	-0.21%	(40.7)	-0.21%	(41.7)	-0.21%
Total investment income and annualized yield	**1,004.1**	**4.96%**	**995.9**	**4.74%**	**1,017.8**	**4.94%**	**976.3**	**4.68%**	**1,083.7**	**5.29%**	**1,004.1**	**4.96%**	**1,083.7**	**5.29%**
Less: Closed Block Variable Annuity (CBVA) investment income net of expenses and fees	18.5		17.3		12.2		5.8		17.5		18.5		17.5	
Total investment income, excluding CBVA	**985.6**		**978.6**		**1,005.6**		**970.5**		**1,066.2**		**985.6**		**1,066.2**	
Trading Gains/Losses														
Fixed Maturities	11.0		45.9		194.9		56.3		111.3		11.0		111.3	
Equity securities	0.2		2.4		0.1		(0.9)		2.6		0.2		2.6	
Mortgage loans	-		7.7		-		(0.4)		0.4		-		0.4	
Other investments	1.6		(21.9)		9.0		(1.5)		(7.5)		1.6		(7.5)	
Total Trading Gains/Losses, excluding CBVA	**12.8**		**34.1**		**204.0**		**53.5**		**106.8**		**12.8**		**106.8**	
Impairments														
Fixed Maturities	(11.0)		(20.2)		(11.0)		(5.8)		(6.8)		(11.0)		(6.8)	
Equity securities	-		-		-		-		-		-		-	
Mortgage loans	-		(7.7)		-		-		-		-		-	
Other investments	-		-		(1.4)		-		-		-		-	
Total Impairments, excluding CBVA	**(11.0)**		**(27.9)**		**(12.4)**		**(5.8)**		**(6.8)**		**(11.0)**		**(6.8)**	
Fair Value Adjustments [2]	**(10.2)**		**(9.3)**		**44.0**		**85.4**		**(6.3)**		**(10.2)**		**(6.3)**	
Derivatives, including Change in Fair Value of Derivatives related to Guaranteed Benefits, excluding CBVA	**58.1**		**22.9**		**49.2**		**4.0**		**133.9**		**58.1**		**133.9**	
Net Realized Investment Gains (losses) and Net Guaranteed Benefit Hedging Gains (losses), excluding CBVA	**49.7**		**19.8**		**284.8**		**137.1**		**227.6**		**49.7**		**227.6**	
CBVA Investment Income and Realized Capital Gains (Losses)	**(758.0)**		**(250.1)**		**(270.8)**		**486.6**		**(1,295.8)**		**(758.0)**		**(1,295.8)**	
Business Sold Through MODCO REINS [3]	**(18.7)**		**(6.9)**		**18.8**		**21.5**		**(1.1)**		**(18.7)**		**(1.1)**	
Consolidation/eliminations [4]	**65.3**		**(70.2)**		**55.4**		**8.9**		**30.6**		**65.3**		**30.6**	
Total Investment Income and Realized Capital Gains (Losses)	**323.9**		**671.2**		**1,093.8**		**1,624.6**		**27.5**		**323.9**		**27.5**	

[1] Operating income from CMO-B portfolio assets, including derivatives, is included in fixed maturity securities.
[2] Fair value adjustments include adjustments related to CMO-B assets carried at fair value, among other income sources.
[3] Income related to the Hannover Life Re Modco reinsurance transaction, in which the risk associated with these policies has been transferred to Hannover Life Re.
[4] Consolidation/eliminations includes:
-The impact of consolidation of investment entities into the Consolidated Statements of Operations, net of the elimination of the Company's management fees expensed by the funds and recorded as operating revenues (before consolidation) by the Company;
-The elimination of intersegment expenses, primarily consisting of asset-based management and administration fees charged by our Investment Management Segment;
-Other intersegment eliminations.

Page 52 of 69

ING U.S.
Alternative Investment Income

(in millions USD)

	Three Months Ended 3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	Year-to-Date 3/31/13	3/31/12
Retirement							
Average alternative investments	256.0	292.2	505.0	624.8	670.2	256.0	670.2
Alternative investment income	7.9	0.9	2.6	14.8	24.9	7.9	24.9
Annuities							
Average alternative investments	189.2	188.5	277.3	313.2	358.5	189.2	358.5
Alternative investment income	4.4	2.0	2.0	9.5	12.3	4.4	12.3
Investment Management							
Average alternative investments	120.8	129.2	114.3	100.1	86.3	120.8	86.3
Alternative investment income	2.8	5.6	19.5	11.1	5.4	2.8	5.4
Individual Life							
Average alternative investments	132.1	133.5	195.5	225.3	235.7	132.1	235.7
Alternative investment income	3.4	(0.3)	0.7	5.9	5.8	3.4	5.8
Employee Benefits							
Average alternative investments	23.6	29.7	52.5	65.3	69.4	23.6	69.4
Alternative investment income	0.6	0.1	0.4	1.4	2.6	0.6	2.6
Total Ongoing Business							
Average alternative investments	**721.7**	**773.1**	**1,144.6**	**1,328.7**	**1,420.1**	**721.7**	**1,420.1**
Alternative investment income	**19.1**	**8.3**	**25.2**	**42.7**	**51.0**	**19.1**	**51.0**
Corporate							
Average alternative investments	98.1	101.6	96.5	93.5	90.5	98.1	90.5
Alternative investment income	2.7	5.1	6.3	6.9	5.1	2.7	5.1
Closed Blocks [(1)]							
Average alternative investments	62.4	41.5	80.4	111.2	120.6	62.4	120.6
Alternative investment income	1.8	4.0	0.7	2.3	4.6	1.8	4.6
Total ING U.S.							
Average alternative investments	**882.2**	**916.2**	**1,321.5**	**1,533.4**	**1,631.2**	**882.2**	**1,631.2**
Alternative investment income	**23.6**	**17.4**	**32.2**	**51.9**	**60.7**	**23.6**	**60.7**

[(1)] Our Closed Block Variable Annuity segment is managed to focus on protecting regulatory and rating agency capital rather than achieving operating metrics and, therefore, its results of operations are not reflected within investment income.

* The investment income on alternative investments shown above for the period ended June 30, 2012 excludes the $92.0 million net loss on the sale of certain alternative investments during the period.

Page 53 of 69

ING U.S.
Unrealized Gains (Losses)

(in millions USD)

Fixed maturities, at fair value, using the fair value option
Aging Schedule

	Balances as of									
	3/31/13		12/31/12		9/30/12		6/30/12		3/31/12	
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Less than 20%	(191.9)	71.3%	(150.6)	51.4%	(172.5)	46.2%	(285.1)	44.6%	(321.6)	50.4%
20% or more for less than six months	(3.9)	1.5%	(11.4)	3.9%	(31.0)	8.3%	(65.5)	10.3%	(27.6)	4.3%
20% or more for six months or greater	(73.0)	27.2%	(130.7)	44.7%	(169.7)	45.5%	(288.3)	45.1%	(289.4)	45.3%
Total Unrealized Loss	**(268.8)**	**100.0%**	**(292.7)**	**100.0%**	**(373.2)**	**100.0%**	**(638.9)**	**100.0%**	**(638.6)**	**100.0%**
Total Unrealized Gain	**7,336.0**		**8,155.7**		**8,277.8**		**7,133.2**		**6,128.1**	
Net Unrealized Gain/Loss	**7,067.2**		**7,863.0**		**7,904.6**		**6,494.3**		**5,489.5**	

Fixed Maturities Securities - Security Sector - Net Unrealized Gain/(Loss)*	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12
US Treasuries and US government agencies and authorities	638.7	768.2	835.8	845.2	518.6
US Corporate - Public	3,116.0	3,592.5	3,638.9	2,897.1	2,320.7
US Corporate - Private	561.5	585.3	607.0	532.6	492.4
Foreign Government / Agency	84.0	120.6	109.9	74.8	70.5
Foreign Corporate - Public	559.7	640.8	601.8	404.9	391.1
Foreign Corporate - Private	793.1	831.9	848.7	745.1	676.4
State, municipalities, and political subdivisions	29.2	32.6	29.4	28.0	23.6
Residential mortgaged-backed securities:					
CMO-B Agency	505.9	551.1	587.4	710.4	701.2
CMO-B Non-Agency	128.5	136.0	134.2	179.0	186.2
Agency	55.8	67.4	90.2	78.0	72.7
Non-Agency	18.9	(41.8)	(111.3)	(304.9)	(324.9)
Total Residential mortgage-backed securities	**709.1**	**712.7**	**700.5**	**662.5**	**635.2**
Commercial Mortgage-Backed Securities	511.8	507.5	457.5	239.5	298.6
Other Asset-Backed Securities*	64.1	70.9	75.1	64.6	62.4
Total Net Unrealized Gain/Loss	**7,067.2**	**7,863.0**	**7,904.6**	**6,494.3**	**5,489.5**

* Subprime asset-backed securities are included as a component of Non-Agency RMBS under this presentation.

Page 54 of 69

ING U.S.
Asset Backed Securities

ING U.S.

(in millions USD)

RMBS Balances by Collateral Type

	Balances as of									
	3/31/13		12/31/12		9/30/12		6/30/12		3/31/12	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
Prime Agency	5,639.6	4,939.7	5,844.8	5,070.0	6,763.9	5,929.3	6,783.4	5,821.7	6,647.2	5,706.6
Prime / Non-Agency	1,300.0	1,116.1	1,399.4	1,215.3	1,503.2	1,312.7	1,621.0	1,439.9	1,712.3	1,539.5
Alt-A RMBS	402.0	365.2	411.3	389.2	415.2	407.4	399.7	431.9	418.4	450.7
Subprime Mortgage-Backed Securities	836.9	836.3	967.3	998.0	949.5	1,039.1	935.3	1,122.5	978.8	1,184.0
Total	**8,178.5**	**7,257.3**	**8,622.8**	**7,672.5**	**9,631.8**	**8,688.5**	**9,739.4**	**8,816.0**	**9,756.7**	**8,880.8**

CMBS Balances by Year of Origination

	Balances as of									
	3/31/13		12/31/12		9/30/12		6/30/12		3/31/12	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
2008	11.8	9.4	12.9	11.1	15.3	13.0	15.2	14.6	15.8	14.8
2007	1,810.3	1,583.0	1,850.3	1,636.8	2,018.7	1,841.4	1,898.2	1,860.7	1,930.9	1,878.0
2006	1,475.7	1,300.7	1,493.7	1,315.8	1,494.1	1,333.5	1,449.7	1,357.1	1,482.3	1,365.9
2005 and prior	1,515.4	1,408.3	1,589.5	1,475.2	1,688.9	1,571.6	1,834.4	1,725.6	2,052.4	1,924.1
Total	**4,813.2**	**4,301.4**	**4,946.4**	**4,438.9**	**5,217.0**	**4,759.5**	**5,197.5**	**4,958.0**	**5,481.4**	**5,182.8**

Other ABS Balances by Loan Classification

	Balances as of									
	3/31/13		12/31/12		9/30/12		6/30/12		3/31/12	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
Credit Card Receivables	591.5	558.0	651.7	614.8	671.4	631.9	619.5	584.2	647.0	615.0
Automobile Receivables	471.1	468.1	535.2	531.1	573.8	568.8	460.0	456.9	422.5	420.1
CLO's *	53.6	53.8	66.1	68.0	82.1	86.0	75.2	84.5	78.5	84.3
Other	310.8	291.0	355.8	334.2	344.5	321.5	364.7	343.4	376.3	356.2
Total	**1,427.0**	**1,370.9**	**1,608.8**	**1,548.1**	**1,671.8**	**1,608.2**	**1,519.4**	**1,469.0**	**1,524.3**	**1,475.6**

* Excludes consolidated CLO's

Page 55 of 69

ING U.S.
RMBS Securities Summary

(in millions USD)

RMBS*
By Rating and Origination Year
As of March 31, 2013

NAIC Rating	Prime Agency		Prime/Non-Agency		Alt-A RMBS		Subprime Mortgage-Backed Securities		Total	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
1	5,613.7	4,909.9	754.9	665.4	170.2	143.7	502.5	465.7	7,041.3	6,184.7
2	10.0	11.9	150.3	152.0	45.8	45.9	54.5	59.6	260.6	269.4
3	10.1	12.1	85.8	84.1	93.1	86.8	191.5	210.6	380.5	393.6
4	5.8	5.8	70.4	66.7	75.3	71.7	79.2	91.8	230.7	236.0
5	-	-	60.3	44.6	14.6	13.8	6.9	5.8	81.8	64.2
6	-	-	178.3	103.3	3.0	3.3	2.3	2.8	183.6	109.4
Total by rating	**5,639.6**	**4,939.7**	**1,300.0**	**1,116.1**	**402.0**	**365.2**	**836.9**	**836.3**	**8,178.5**	**7,257.3**

ARO Rating	Prime Agency		Prime/Non-Agency		Alt-A RMBS		Subprime Mortgage-Backed Securities		Total	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
AAA	5,600.6	4,896.3	16.2	16.1	0.5	0.6	3.7	3.6	5,621.0	4,916.6
AA	3.2	3.1	54.5	51.1	1.8	1.8	8.7	8.4	68.2	64.4
A	-	-	137.9	132.7	7.9	7.4	48.2	49.2	194.0	189.3
BBB	-	-	152.3	149.3	13.5	13.7	50.0	51.5	215.8	214.5
BB	10.1	12.1	80.0	76.1	21.6	22.0	100.1	108.5	211.8	218.7
B and below	25.7	28.2	859.1	690.8	356.7	319.7	626.2	615.1	1,867.7	1,653.8
Total by rating	**5,639.6**	**4,939.7**	**1,300.0**	**1,116.1**	**402.0**	**365.2**	**836.9**	**836.3**	**8,178.5**	**7,257.3**

Origination Year	Prime Agency		Prime/Non-Agency		Alt-A RMBS		Subprime Mortgage-Backed Securities		Total	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
2013	17.2	17.2	-	-	-	-	-	-	17.2	17.2
2012	510.0	512.5	-	-	-	-	-	-	510.0	512.5
2011	872.3	854.1	-	-	-	-	-	-	872.3	854.1
2010	979.9	956.7	32.0	30.7	-	-	-	-	1,011.9	987.4
2009	357.7	352.0	16.1	16.3	-	-	-	-	373.8	368.3
2008	224.9	206.7	-	-	-	-	-	-	224.9	206.7
2007	572.6	514.2	183.1	171.0	83.5	79.4	243.6	229.6	1,082.8	994.2
2006	641.2	473.7	304.9	209.7	104.8	78.6	272.3	266.8	1,323.2	1,028.8
2005 and prior	1,463.8	1,052.6	763.9	688.4	213.7	207.2	321.0	339.9	2,762.4	2,288.1
Total by origination year	**5,639.6**	**4,939.7**	**1,300.0**	**1,116.1**	**402.0**	**365.2**	**836.9**	**836.3**	**8,178.5**	**7,257.3**

* Subprime mortgage-backed securities are included in RMBS under this presentation

Page 56 of 69

ING U.S.
CMBS and Other Asset-Backed Securities Summary

(in millions USD)

CMBS
By Rating and Vintage
As of March 31, 2013

	AAA		AA		A		BBB		BB		B & Below		Total	
Origination Year	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
2008	-	-	-	-	-	-	11.8	9.4	-	-	-	-	11.8	9.4
2007	83.1	76.6	410.8	366.8	193.2	172.4	537.6	458.1	377.6	333.8	208.0	175.3	1,810.3	1,583.0
2006	603.4	545.9	202.7	179.0	211.9	187.3	283.7	251.6	130.6	97.8	43.4	39.1	1,475.7	1,300.7
2005 and prior	1,094.8	1,041.1	180.8	167.2	152.0	134.3	32.1	29.8	37.7	25.6	18.0	10.3	1,515.4	1,408.3
Total by origination year	**1,781.3**	**1,663.6**	**794.3**	**713.0**	**557.1**	**494.0**	**865.2**	**748.9**	**545.9**	**457.2**	**269.4**	**224.7**	**4,813.2**	**4,301.4**

Other Asset-Backed Securities*
By Rating and Classification
As of March 31, 2013

	Credit Card Receivables		Automobile Receivables		CLO's**		Other		Total	
ARO Rating	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
AAA	569.0	537.2	471.1	468.1	1.7	-	274.5	258.8	1,316.3	1,264.1
AA	-	-	-	-	27.1	23.8	2.1	2.7	29.2	26.5
A	22.5	20.8	-	-	19.8	17.1	16.1	16.5	58.4	54.4
BBB	-	-	-	-	-	-	12.7	11.7	12.7	11.7
BB	-	-	-	-	-	-	1.1	1.1	1.1	1.1
B and below	-	-	-	-	5.0	12.9	4.3	0.2	9.3	13.1
Total by rating	**591.5**	**558.0**	**471.1**	**468.1**	**53.6**	**53.8**	**310.8**	**291.0**	**1,427.0**	**1,370.9**

	Credit Card Receivables		Automobile Receivables		CLO's**		Other		Total	
NAIC Designation	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
1	591.5	558.0	471.1	468.1	48.6	40.9	292.7	278.0	1,403.9	1,345.0
2	-	-	-	-	-	-	12.7	11.7	12.7	11.7
3	-	-	-	-	-	-	1.1	1.1	1.1	1.1
4	-	-	-	-	-	-	-	-	-	-
5	-	-	-	-	-	-	-	-	-	-
6	-	-	-	-	5.0	12.9	4.3	0.2	9.3	13.1
Total by rating	**591.5**	**558.0**	**471.1**	**468.1**	**53.6**	**53.8**	**310.8**	**291.0**	**1,427.0**	**1,370.9**

* Subprime asset-backed securities are excluded from Other Asset-Backed Securities and included in Non-Agency RMBS under this presentation.
** Excludes consolidated CLO's

Page 57 of 69

ING U.S.

Mortgage Loans on Real Estate

(in millions USD)

Mortgage Loans on Real Estate by Region and Property

Type

Balances as of

3/31/13 12/31/12 9/30/12 6/30/12 3/31/12

U.S. Region Amount% of Total Amount% of Total Amount% of Total Amount% of Total Amount% of Total

Pacific 2,025.5 22.7% 1,973.9 22.8% 2,065.6 23.7% 2,109.1 23.5% 2,147.0 24.1%

South Atlantic 1,725.9 19.3% 1,687.6 19.4% 1,690.6 19.4% 1,762.2 19.7% 1,648.0 18.4%

Middle Atlantic 1,000.5 11.2% 1,059.5 12.2% 1,054.5 12.1% 1,066.8 11.9% 1,099.5 12.3%

East North Central 1,020.1 11.4% 962.8 11.1% 986.8 11.4% 1,047.8 11.7% 1,031.3 11.6%

West South Central 1,301.6 14.5% 1,176.3 13.6% 1,107.9 12.8% 1,140.6 12.7% 1,145.1 12.8%

Mountain 800.9 8.9% 718.2 8.3% 693.2 8.0% 743.3 8.3% 776.6 8.7%

West North Central 535.0 6.0% 537.5 6.2% 525.9 6.1% 506.8 5.7% 495.1 5.5%

New England 334.8 3.7% 334.6 3.9% 330.1 3.8% 340.0 3.8% 345.7 3.9%

East South Central 209.0 2.3% 215.8 2.5% 232.5 2.7% 241.3 2.7% 245.6 2.7%

Total Commercial Mortgage Loans (1) 8,953.3 100.0% 8,666.2 100.0% 8,687.1 100.0% 8,957.9 100.0% 8,933.9 100.0%

Property Type

Industrial 3,385.2 37.7% 3,361.5 38.8% 3,354.8 38.5% 3,458.2 38.6% 3,467.6 38.8%

Retail 2,609.9 29.2% 2,350.2 27.1% 2,167.5 25.0% 2,240.1 25.0% 2,230.2 24.9%

Office 1,243.3 13.9% 1,284.7 14.8% 1,344.9 15.5% 1,420.2 15.9% 1,381.2 15.5%

Apartments 935.8 10.5% 952.1 11.0% 974.2 11.2% 984.8 11.0% 992.1 11.1%

Hotel/Motel 324.1 3.6% 280.6 3.2% 436.4 5.0% 438.3 4.9% 451.3 5.1%

Other 353.9 4.0% 363.1 4.2% 334.9 3.9% 340.7 3.8% 335.3 3.7%

Mixed Use 101.1 1.1% 74.0 0.9% 74.4 0.9% 75.6 0.8% 76.2 0.9%

Total Commercial Mortgage Loans 8,953.3 100.0% 8,666.2 100.0% 8,687.1 100.0% 8,957.9 100.0% 8,933.9 100.0%

Loan Size

Under $5 million 1,662.9 18.6% 1,683.0 19.4% 1,698.4 19.5% 1,718.4 19.2% 1,727.8 19.3%

$5 million but less than $10 million 1,694.8 18.9% 1,641.1 18.9% 1,675.4 19.3% 1,674.6 18.7% 1,673.9 18.7%

$10 million but less than $20 million 1,639.0 18.3% 1,578.6 18.2% 1,611.8 18.6% 1,593.8 17.8% 1,576.1 17.6%

$20 million but less than $30 million 966.1 10.8% 753.2 8.7% 705.3 8.1% 718.2 8.0% 759.2 8.6%

$30 million and over 2,990.5 33.4% 3,010.3 34.8% 2,996.2 34.5% 3,252.9 36.3% 3,196.9 35.8%

Total Commercial Mortgage Loans 8,953.3 100.0% 8,666.2 100.0% 8,687.1 100.0% 8,957.9 100.0% 8,933.9 100.0%

Other Stats as ratios

LTV—Origination 58.1% 57.7% 56.9% 56.6% 56.5%

LTV—Current 55.3% 55.0% 53.8% 54.4% 54.6%

Debt Service Coverage 1.9 2.0 2.0 2.0 2.0

Other Stats in USD millions

60+day delinq (incl in process of foreclosure)

US GAAP Book Value 9.0 9.0 16.7 16.7 18.3

Allowance for loan losses 3.9 3.9 4.5 4.7 4.9

(1) Total Commercial Mortgage Loans shown includes allowance for loan losses.

[Graphic Appears Here]

ING U.S.

ING U.S.
U.S. and Foreign Corporate Securities

(in millions USD)

Summary of Corporate Securities by Industry Category

		Balances as of									
		3/31/13		12/31/12		9/30/12		6/30/12		3/31/12	
Type	**Industry**	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Public	Communications	4,056.8	10.4%	3,670.9	9.6%	3,608.0	9.8%	3,438.1	9.8%	3,408.8	10.0%
Public	Financial	5,826.4	15.0%	5,579.5	14.7%	5,341.0	14.5%	5,399.7	15.4%	5,479.8	16.0%
Public	Industrial and other companies	21,203.8	54.4%	21,065.0	55.4%	19,999.6	54.5%	18,863.9	53.7%	18,119.1	53.0%
Public	Utilities	6,813.6	17.5%	6,718.7	17.6%	6,756.4	18.4%	6,513.1	18.5%	6,273.7	18.4%
Public	Transportation	1,044.4	2.7%	1,040.0	2.7%	1,009.9	2.8%	923.2	2.6%	895.3	2.6%
Public	Sub-total	38,945.0	100.0%	38,074.1	100.0%	36,714.9	100.0%	35,138.0	100.0%	34,176.7	100.0%
Private	Communications	491.2	3.6%	499.6	3.6%	498.5	3.6%	362.6	2.7%	363.2	2.7%
Private	Financial	917.0	6.7%	1,036.1	7.5%	1,040.5	7.5%	1,029.3	7.6%	1,033.9	7.8%
Private	Industrial and other companies	8,511.4	61.7%	8,587.4	61.8%	8,519.0	61.6%	8,322.9	61.7%	8,284.1	62.3%
Private	Utilities	3,302.1	24.0%	3,356.0	24.2%	3,410.3	24.6%	3,401.8	25.2%	3,236.0	24.3%
Private	Transportation	547.1	4.0%	405.2	2.9%	369.2	2.7%	383.1	2.8%	381.3	2.9%
Private	Sub-total	13,768.8	100.0%	13,884.3	100.0%	13,837.5	100.0%	13,499.7	100.0%	13,298.5	100.0%
Total	Communications	4,548.0	8.6%	4,170.5	8.0%	4,106.5	8.2%	3,800.7	7.8%	3,772.0	7.9%
Total	Financial	6,743.4	12.8%	6,615.6	12.7%	6,381.5	12.6%	6,429.0	13.2%	6,513.7	13.7%
Total	Industrial and other companies	29,715.2	56.4%	29,652.4	57.1%	28,518.6	56.4%	27,186.8	55.9%	26,403.2	55.6%
Total	Utilities	10,115.7	19.2%	10,074.7	19.4%	10,166.7	20.1%	9,914.9	20.4%	9,509.7	20.1%
Total	Transportation	1,591.5	3.0%	1,445.2	2.8%	1,379.1	2.7%	1,306.3	2.7%	1,276.6	2.7%
Total	**Total**	**52,713.8**	**100.0%**	**51,958.4**	**100.0%**	**50,552.4**	**100.0%**	**48,637.7**	**100.0%**	**47,475.2**	**100.0%**

Page 59 of 69

ING U.S.
Exposure to European Debt-Fixed Maturities and Equity Securities

(in millions USD)

Exposure to Select European Countries	Sovereign Debt		Corporate - Financial		Corporate - Non-Financial		Total		Total	
As of March 31, 2013	**Fair Value**	**% of Total**	**Fair Value**	**% of Total**	**Fair Value**	**% of Total**	**Fair Value**	**% of Total**	**Amortized Cost**	**% of Total**
Ireland	-	0.0%	-	0.0%	348.1	4.8%	348.1	4.1%	327.4	4.3%
Italy	-	0.0%	-	0.0%	221.8	3.0%	221.8	2.6%	203.4	2.6%
Portugal	-	0.0%	-	0.0%	10.0	0.1%	10.0	0.1%	7.5	0.1%
Spain	-	0.0%	-	0.0%	244.0	3.3%	244.0	2.9%	230.1	3.0%
Total Peripheral Euro-Zone	**-**	**0.0%**	**-**	**0.0%**	**823.9**	**11.2%**	**823.9**	**9.7%**	**768.4**	**10.0%**
Austria	-	0.0%	-	0.0%	76.7	1.1%	76.7	0.9%	75.0	1.0%
Belgium	40.1	13.1%	-	0.0%	353.6	4.9%	393.7	4.7%	326.7	4.3%
Bulgaria	6.0	2.0%	-	0.0%	-	0.0%	6.0	0.1%	5.9	0.1%
Croatia	27.9	9.2%	-	0.0%	-	0.0%	27.9	0.3%	25.5	0.3%
Czech Republic	-	0.0%	-	0.0%	10.6	0.1%	10.6	0.1%	10.1	0.1%
Denmark	-	0.0%	10.4	1.2%	84.9	1.2%	95.3	1.1%	83.5	1.1%
Finland	-	0.0%	-	0.0%	43.0	0.6%	43.0	0.5%	40.0	0.5%
France	-	0.0%	97.7	11.6%	401.2	5.5%	498.9	6.0%	459.2	6.0%
Germany	-	0.0%	51.8	6.1%	592.5	8.1%	644.3	7.6%	585.5	7.6%
Hungary	6.0	2.0%	-	0.0%	-	0.0%	6.0	0.1%	5.8	0.1%
Kazakhstan	56.2	18.6%	-	0.0%	5.9	0.1%	62.1	0.7%	54.6	0.7%
Latvia	5.0	1.7%	-	0.0%	-	0.0%	5.0	0.1%	4.6	0.1%
Lithuania	35.2	11.6%	-	0.0%	-	0.0%	35.2	0.4%	30.6	0.4%
Luxembourg	-	0.0%	-	0.0%	129.8	1.8%	129.8	1.5%	123.1	1.6%
Netherlands	-	0.0%	180.2	21.3%	1,144.7	15.7%	1,324.9	15.7%	1,192.6	15.6%
Norway	-	0.0%	2.9	0.3%	233.1	3.2%	236.0	2.8%	220.4	2.9%
Russian Federation	84.9	28.0%	-	0.0%	104.9	1.4%	189.8	2.3%	169.2	2.2%
Slovakia	5.3	1.8%	-	0.0%	-	0.0%	5.3	0.1%	5.0	0.1%
Slovenia	4.7	1.6%	-	0.0%	-	0.0%	4.7	0.1%	5.3	0.1%
Sweden	23.7	7.8%	20.1	2.4%	129.0	1.8%	172.8	2.0%	156.6	2.0%
Switzerland	-	0.0%	157.4	18.6%	550.2	7.6%	707.6	8.4%	634.2	8.3%
Turkey	7.8	2.6%	-	0.0%	-	0.0%	7.8	0.1%	7.8	0.1%
United Kingdom	-	0.0%	326.0	38.5%	2,600.2	35.7%	2,926.2	34.7%	2,667.5	34.8%
Total Non-Peripheral Europe	**302.8**	**100.0%**	**846.5**	**100.0%**	**6,460.3**	**88.8%**	**7,609.6**	**90.3%**	**6,888.7**	**90.0%**
Total Europe	**302.8**	**100.0%**	**846.5**	**100.0%**	**7,284.2**	**100.0%**	**8,433.5**	**100.0%**	**7,657.1**	**100.0%**

Page 60 of 69

ING U.S.

ING U.S.
Adjustments to Operating Earnings by Segment

(in millions USD)

	Three Months Ended					Year-to-Date	
	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	3/31/13	3/31/12
DAC/VOBA and other intangibles unlocking							
Retirement	3.0	(8.9)	15.9	(5.1)	3.8	3.0	3.8
Annuities	7.0	(44.4)	(12.9)	(8.6)	(20.3)	7.0	(20.3)
Total Retirement Solutions	10.0	(53.3)	3.0	(13.7)	(16.5)	10.0	(16.5)
Investment Management	-	-	-	-	-	-	-
Individual Life	(2.7)	4.6	3.4	(0.2)	(4.4)	(2.7)	(4.4)
Employee Benefits	-	-	-	-	-	-	-
Total Insurance Solutions	(2.7)	4.6	3.4	(0.2)	(4.4)	(2.7)	(4.4)
Ongoing Business	**7.3**	**(48.7)**	**6.4**	**(13.9)**	**(20.9)**	**7.3**	**(20.9)**
Corporate	-	-	-	-	-	-	-
Total Closed Blocks	-	-	-	-	-	-	-
Total DAC/VOBA and other intangibles unlocking	**7.3**	**(48.7)**	**6.4**	**(13.9)**	**(20.9)**	**7.3**	**(20.9)**
Additional adjustments*							
Retirement	-	-	(1.0)	(50.0)	19.8	-	19.8
Annuities	-	-	(0.3)	(18.5)	7.6	-	7.6
Total Retirement Solutions	-	-	(1.3)	(68.5)	27.4	-	27.4
Investment Management	-	-	-	2.2	-	-	-
Individual Life	-	-	5.2	(3.1)	12.7	-	12.7
Employee Benefits	-	-	0.6	(3.8)	3.3	-	3.3
Total Insurance Solutions	-	-	5.8	(6.9)	16.0	-	16.0
Ongoing Business	**-**	**-**	**4.5**	**(73.2)**	**43.4**	**-**	**43.4**
Corporate	(41.9)	(39.2)	(39.8)	(32.1)	(16.7)	(41.9)	(16.7)
Total Closed Blocks	-	-	-	(10.1)	4.3	-	4.3
Total non-recurring items and interest expense	**(41.9)**	**(39.2)**	**(35.3)**	**(115.4)**	**31.0**	**(41.9)**	**31.0**
Total adjustments to operating earnings							
Retirement	3.0	(8.9)	14.9	(55.1)	23.6	3.0	23.6
Annuities	7.0	(44.4)	(13.2)	(27.1)	(12.7)	7.0	(12.7)
Total Retirement Solutions	10.0	(53.3)	1.7	(82.2)	10.9	10.0	10.9
Investment Management	-	-	-	2.2	-	-	-
Individual Life	(2.7)	4.6	8.6	(3.3)	8.3	(2.7)	8.3
Employee Benefits	-	-	0.6	(3.8)	3.3	-	3.3
Total Insurance Solutions	(2.7)	4.6	9.2	(7.1)	11.6	(2.7)	11.6
Ongoing Business	**7.3**	**(48.7)**	**10.9**	**(87.1)**	**22.5**	**7.3**	**22.5**
Corporate	(41.9)	(39.2)	(39.8)	(32.1)	(16.7)	(41.9)	(16.7)
Total Closed Blocks	-	-	-	(10.1)	4.3	-	4.3
Total adjustments to operating earnings	**(34.6)**	**(87.9)**	**(28.9)**	**(129.3)**	**10.1**	**(34.6)**	**10.1**

* Additional adjustments include impact of portfolio restructuring and interest expenses

Page 62 of 69

ING U.S.

Average Capital and Financial Leverage

Balances as of

(in millions USD, unless otherwise indicated) 3/31/13 12/31/12

ING U.S., Inc. Shareholder’s Equity 13,391.1 13,874.9

AOCI 3,452.8 3,710.7

ING U.S., Inc. Shareholder’s Equity, excluding AOCI 9,938.3 10,164.2

Financial Leverage (1) 3,707.3 3,808.3

Total Capital 13,645.6 13,972.5

Financial Leverage to Total Capital 27.2% 27.3%

Average Capital (average for period) 13,809.1 13,886.4

(1) Financial leverage is defined as short term debt, long term debt, and loans from certain subsidiaries, excluding operating leverage. We define operating leverage as self-liquidating forms of financing, including securities lending, reverse repurchase and captive reinsurance reserve financing arrangements. The following table presents a reconciliation of financial leverage to debt:

Balances as of

(in millions USD, unless otherwise indicated) 3/31/13 12/31/12

Short-term Debt 321.2 1,064.6 Long-term Debt 3,440.8 3,171.1 Total Debt 3,762.0 4,235.7 Less: operating leverage (329.1) (688.4) Plus: loans from subsidiaries 274.4 261.0

Financial Leverage 3,707.3 3,808.3

ING U.S.

ING U.S.
Operating Revenues by Segment

(in millions USD)	Three Months Ended 3/31/13	12/31/12	9/30/12	6/30/12	3/31/12
Retirement	583.2	570.5	582.1	538.9	580.4
Annuities	307.6	317.4	309.7	328.7	351.2
Total Retirement Solutions	890.8	887.9	891.8	867.6	931.6
Investment Management	131.9	142.5	142.2	130.2	130.6
Individual Life	687.1	694.2	678.5	709.2	712.0
Employee Benefits	318.1	313.6	310.5	313.8	313.3
Total Insurance Solutions	1,005.2	1,007.8	989.0	1,023.0	1,025.3
Ongoing Business	**2,027.9**	**2,038.2**	**2,023.0**	**2,020.8**	**2,087.5**
Corporate	17.1	19.2	13.2	19.3	14.2
Total Closed Blocks	45.5	38.2	40.5	38.9	53.4
Total operating revenues	**2,090.5**	**2,095.6**	**2,076.7**	**2,079.0**	**2,155.1**
Adjustments:					
Closed Block Variable Annuity	(444.0)	68.1	42.5	798.2	(978.8)
Net investment gains (losses) and related charges and adjustments	30.4	49.5	253.4	197.2	103.3
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	20.6	(29.5)	43.8	(56.5)	125.3
Loss related to businesses exited through reinsurance or divestment	(12.1)	1.1	27.7	28.3	7.5
Income (loss) attributable to non-controlling interests	40.3	(34.0)	63.7	262.8	21.3
Other adjustments to operating revenue*	92.9	53.0	56.5	52.9	51.6
Total revenue	**1,818.6**	**2,203.8**	**2,564.3**	**3,361.9**	**1,485.3**

* Other adjustments to operating revenue includes:
Revenues related to businesses exited through reinsurance or divestment; revenues attributable to non-controlling interests; and other adjustments to operating revenues primarily including fee income earned by the Company's broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in the Company's segments' operating revenues, as well as other items where the income is passed on to third parties.

Page 64 of 69

ING U.S.
Ongoing Business Sources of Earnings Reconciliation

(in millions USD)

	Three Months Ended				
	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12
Investment spread and other investment income:					
Net investment income and net realized gains (losses)					
Retirement	388.9	380.1	384.5	347.2	388.1
Annuities	287.1	298.4	291.7	304.2	329.0
Investment Management	2.8	5.6	17.3	13.3	5.4
Individual Life	216.9	213.1	229.7	224.0	247.0
Employee Benefits	28.4	27.0	30.0	25.6	31.7
Total net investment income and net realized gains (losses)	**924.1**	**924.2**	**953.2**	**914.3**	**1,001.2**
Total Ongoing Business	**924.1**	**924.2**	**953.2**	**914.3**	**1,001.2**
Adjustments:					
Interest credited	(552.2)	(567.1)	(565.0)	(575.9)	(590.0)
Other	(8.2)	(14.7)	(16.4)	(9.4)	(25.4)
Total adjustments	**(560.4)**	**(581.8)**	**(581.4)**	**(585.3)**	**(615.4)**
Ongoing investment spread and other investment income	**363.7**	**342.4**	**371.8**	**329.0**	**385.8**
Fee based margin:					
Fee income					
Retirement	183.8	182.7	181.6	173.6	177.1
Annuities	9.9	10.4	9.5	8.2	7.4
Investment Management	121.7	122.6	120.1	114.1	117.9
Individual Life	276.8	282.0	262.4	288.0	283.3
Employee Benefits	15.8	15.9	15.7	15.5	15.4
Total Fee Income	**608.0**	**613.6**	**589.3**	**599.4**	**601.1**
Other revenue					
Retirement	10.0	6.8	15.5	15.1	14.7
Annuities	2.8	2.3	2.4	4.6	3.0
Investment Management	7.4	14.3	4.8	2.8	7.3
Individual Life	7.6	7.4	6.4	10.5	2.3
Employee Benefits	(1.0)	(0.9)	(1.0)	0.4	(2.2)
Total other revenue	**26.8**	**29.9**	**28.1**	**33.4**	**25.1**
Total Ongoing Business	**634.8**	**643.5**	**617.4**	**632.8**	**626.2**
Adjustments:					
Surrender fees and MVA charges	(1.5)	2.8	(5.3)	(13.0)	(7.2)
Insurance Solutions FAS 97 fees and unearned revenue reserve amortization/unlocking	(285.6)	(291.0)	(273.8)	(292.5)	(292.4)
Other	(4.1)	(5.3)	(2.3)	(6.5)	4.1
Total adjustments	**(291.2)**	**(293.5)**	**(281.4)**	**(312.0)**	**(295.5)**
Ongoing fee based margin	**343.6**	**350.0**	**336.0**	**320.8**	**330.7**

Page 65 of 69

ING U.S.

Ongoing Business Sources of Earnings Reconciliation

(in millions USD)	Three Months Ended				
	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12
Net underwriting gain (loss) and other revenue:					
Premiums					
Retirement	0.5	0.9	0.5	3.0	0.5
Annuities	7.8	6.3	6.1	11.7	11.8
Investment Management	-	-	-	-	-
Individual Life	185.8	191.7	180.0	186.7	179.4
Employee Benefits	274.9	271.6	265.8	272.3	268.4
Total premiums	**469.0**	**470.5**	**452.4**	**473.7**	**460.1**
Interest credited and other policyholder benefits					
Retirement	(204.6)	(212.9)	(210.5)	(210.4)	(208.4)
Annuities	(184.4)	(192.3)	(200.3)	(219.6)	(241.9)
Investment Management	-	-	-	-	-
Individual Life	(501.6)	(489.1)	(509.5)	(531.0)	(504.8)
Employee Benefits	(242.6)	(220.9)	(214.0)	(223.2)	(234.0)
Total interest credited and other policyholder benefits	**(1,133.2)**	**(1,115.2)**	**(1,134.3)**	**(1,184.2)**	**(1,189.1)**
Total Ongoing Business	**(664.2)**	**(644.7)**	**(681.9)**	**(710.5)**	**(729.0)**
Adjustments:					
Interest credited	552.2	567.1	565.0	575.9	590.0
Surrender fees and MVA charges	1.5	(2.8)	5.3	13.0	7.2
Insurance Solutions FAS 97 fees and unearned revenue reserve amortization/unlocking	284.9	293.9	295.2	292.5	291.0
Sales inducements amortization and unlocking	10.1	11.7	11.3	11.0	15.7
FAS 113 and SOP 03-1 amortization and unlocking	6.4	2.3	18.6	-	2.8
Other	(11.0)	(5.4)	0.6	(3.3)	2.3
Total adjustments	**844.1**	**866.8**	**896.0**	**889.1**	**909.0**
Ongoing net underwriting gain (loss) and other revenue	**179.9**	**222.1**	**214.1**	**178.6**	**180.0**

Page 66 of 69

ING U.S.

Ongoing Business Sources of Earnings Reconciliation

(in millions USD)	Three Months Ended				
	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12
Administrative expenses and trail commissions:					
Operating and interest expense					
Retirement	(204.0)	(204.7)	(199.1)	(208.0)	(214.3)
Annuities	(31.0)	(30.4)	(32.2)	(31.3)	(31.3)
Investment Management	(101.8)	(111.3)	(103.1)	(99.0)	(97.6)
Individual Life	(91.8)	(102.8)	(99.2)	(97.4)	(101.6)
Employee Benefits	(60.0)	(60.7)	(56.7)	(57.6)	(61.2)
Total administrative expenses and trail commissions	**(488.6)**	**(509.9)**	**(490.3)**	**(493.3)**	**(506.0)**
Total Ongoing Business	**(488.6)**	**(509.9)**	**(490.3)**	**(493.3)**	**(506.0)**
Adjustments:					
Other	22.2	24.6	18.4	19.1	19.2
Total adjustments	**22.2**	**24.6**	**18.4**	**19.1**	**19.2**
Ongoing administrative expenses and trail commissions	**(466.4)**	**(485.3)**	**(471.9)**	**(474.2)**	**(486.8)**
DAC/VOBA and other intangibles amortization and unlocking:					
Net amortization of DAC/VOBA					
Retirement	(36.8)	(44.7)	(27.1)	(49.4)	(33.8)
Annuities	(37.9)	(88.4)	(44.6)	(50.9)	(41.6)
Investment Management	-	-	-	-	-
Individual Life	(42.9)	(47.7)	(16.6)	(47.4)	(50.6)
Employee Benefits	(3.1)	(3.4)	(3.7)	(3.9)	(2.5)
Total net amortization of DAC/VOBA	**(120.7)**	**(184.2)**	**(92.0)**	**(151.6)**	**(128.5)**
Total Ongoing Business	**(120.7)**	**(184.2)**	**(92.0)**	**(151.6)**	**(128.5)**
Adjustments					
Sales inducements amortization and unlocking	(10.1)	(11.7)	(11.3)	(11.0)	(15.7)
FAS 113 and SOP 03-1 amortization and unlocking	(6.4)	(2.3)	(18.6)	-	(2.8)
Unearned revenue reserve amortization and unlocking	0.7	(2.9)	(21.4)	-	1.4
Other	1.1	0.8	(0.3)	0.1	(0.2)
Total adjustments	**(14.7)**	**(16.1)**	**(51.6)**	**(10.9)**	**(17.3)**
Ongoing DAC/VOBA and other intangibles amortization and unlocking	**(135.4)**	**(200.3)**	**(143.6)**	**(162.5)**	**(145.8)**

Page 67 of 69

ING U.S.

Fixed Maturity Securities—Hannover Life Re Modco Reinsurance

(in millions USD)

Total investments, after consolidation (See Portfolio Composition) , include the following amounts related to business sold to Hannover Re through Modco reinsurance, in which the risk associated with these policies has been transferred to

Hannover Life Re:

Balances as of

3/31/13 12/31/12 9/30/12 6/30/12 3/31/12

Fixed Maturity Securities—Hannover Life Re Modco Reinsurance

Security Sector

U.S. Government agencies and authorities 22.5 41.9 19.7 19.5 22.3

U.S. Corporate—Public 782.1 798.7 818.2 812.3 818.3

Foreign Government / Agency 3.5 2.0 2.8 2.8 2.8

Foreign Corporate—Public 144.0 144.2 129.2 121.1 121.2

State, municipalities and political subdivisions 118.3 119.4 119.8 118.8 116.0

Residential mortgaged-backed securities:

Agency 124.4 133.4 139.4 145.0 175.0

Non—Agency 1.8 2.2 2.5 2.8 3.0

Total Residential mortgage-backed securities 126.2 135.6 141.9 147.8 178.0

Commercial mortgage-backed securities 108.0 114.7 121.2 124.4 127.6

Other asset-backed securities 22.2 25.8 27.7 28.3 35.5

Total fixed maturities, including securities pledged 1,326.8 1,382.3 1,380.5 1,375.0 1,421.7

ING U.S.

ING U.S.
Ratings

	A.M. Best	Fitch	Standard & Poor's	Moody's
Insurance Financial Strength Ratings				
ING Life Insurance and Annuity Company	A	A-	A-	A3
ING USA Annuity & Life Insurance Company	A	A-	A-	A3
Midwestern United Life Insurance Company	A-	NR	A-	NR
ReliaStar Life Insurance Company	A	A-	A-	A3
ReliaStar Life Insurance Company of New York	A	A-	A-	A3
Security Life of Denver Insurance Company	A	A-	A-	A3
Credit Ratings				
ING U.S., Inc.				
Long-Term Issuer Credit	bbb	BBB	BBB-	Baa3
Long-Term Senior Unsecured Debt	bbb	BBB-	BBB-	Baa3
Commercial Paper	NR	F2	A-2	P-2
Lion Connecticut Holdings, Inc.				
Long-Term Issuer Credit	NR	NR	BBB-	Baa3

Investor Information

Corporate Offices:

ING U.S.
230 Park Avenue
New York, New York 10169

NYSE Ticker:
VOYA

Media Contact:

Dana Ripley
770-980-4865
Dana.Ripley@us.ing.com

Web Site:
investors.ing.us

Investor Contact:

Darin Arita
212-309-8999
IR@us.ing.com

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